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                                  EXHIBIT 10.16

                           BELDEN WIRE & CABLE COMPANY

                             RETIREMENT SAVINGS PLAN

                       Restated Effective January 1, 2001

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                                TABLE OF CONTENTS

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
                                                                                                             Page
Article I         Definitions                                                                                  1

Article II        Beneficiary Designation                                                                     12

Article III       Eligibility and Participation Requirements

                  Section 1         Eligibility                                                               13
                  Section 2         Participation                                                             13
                  Section 3         Transfers of Employment                                                   14
                  Section 4         Leaves of Absence                                                         14
                  Section 5         Suspended Participation                                                   14
                  Section 6         Eligibility after Reemployment                                            14

Article IV        Employee Contributions

                  Section 1         Employee Pre-Tax Contributions                                            15
                  Section 2         Employee After-Tax Contributions                                          15
                  Section 3         Transmittal to Trustee                                                    15

Article V         Salary Reduction Agreement

                  Section 1         Agreement to Contribute                                                   16
                  Section 2         Amount of Elective Deferrals                                              16
                  Section 3         Change or Discontinuance of Elective Deferrals                            16

Article VI        Limitations on Elective Deferrals

                  Section 1         Maximum Amount of Elective Deferrals                                      18
                  Section 2         Distribution of Excess Elective Deferrals                                 18
                  Section 3         Nondiscrimination Test Under 401(k)                                       19
                  Section 4         Excess Contributions by Highly Compensated Employees                      22

                                       i

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
Article VII       Employer Contributions

                  Section 1         General                                                                   24
                  Section 2         Matching Contributions                                                    24
                  Section 3         Employer Nonmatching Contributions                                        25
                  Section 4         Forfeitures                                                               27
                  Section 5         Contributions for Returning Veterans                                      27

Article VIII      Limitations on Employer Matching Contributions and Employee
                  After-Tax Contributions

                  Section 1         Special Nondiscrimination Test Under 401 (m)                              28
                  Section 2         Excess Aggregate Contributions by Highly
                                    Compensated Employees                                                     31

Article IX        Maximum Limitation Under Code Section 415

                  Section 1         Limitations for Defined Contribution Plans Under Code
                                    Section 415                                                               34
                  Section 2         Special Rules for Plans Subject to Overall Maximum
                                    Limitations Under Code Section 415 (e)                                    36

Article X         Participant Accounts

                  Section 1         Establishment of Individual Participant Accounts                          38
                  Section 2         Rollover Contributions Account                                            39
                  Section 3         Adjustment of Participant Accounts                                        39
                  Section 4         Adjustment of Accounts for Terminated Participants                        39
                  Section 5         Forfeiture Amounts                                                        40
                  Section 6         Records and Reports                                                       40

Article XI        Participant Investment Election

                  Section 1         Initial Elections                                                         41
                  Section 2         Change of Investment Election                                             41
                  Section 3         Reallocation of Existing Account Balances                                 41
                  Section 4         Duration of Investment Election                                           42
                  Section 5         Investment of Employer Matching Contributions Account                     42
                  Section 6         Investment of Employer Nonmatching Contributions Account                  42
                  Section 7         Transfers                                                                 42
                  Section 8         Miscellaneous                                                             43

                                       ii

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
Article XII       Loans

                  Section 1         Standards for Granting Loans                                              44
                  Section 2         Terms of the Loan                                                         45
                  Section 3         Loan Application Procedure                                                47
                  Section 4         Loan Repayment                                                            47
                  Section 5         Loans as Plan Investments                                                 48
                  Section 6         Default                                                                   49

Article XIII      Withdrawals Prior to Termination of Employment

                  Section 1         Hardship Withdrawals                                                      51
                  Section 2         Other Withdrawals of Elective Deferrals                                   53
                  Section 3         Post Age 59-1/2 Withdrawal                                                53
                  Section 4         Direct Rollovers of Withdrawals; Payment in Cash or Shares                53

Article XIV       Disbursement of Benefits

                  Section 1         General                                                                   54
                  Section 2         Retirement                                                                54
                  Section 3         Death                                                                     55
                  Section 4         Distributions Prior to Retirement and Death                               56
                  Section 5         Forms of Payment                                                          59
                  Section 6         Direct Rollovers of Distributions                                         61
                  Section 7         Benefit Payment Deadlines                                                 62
                  Section 8         Distributions to Alternate Payees                                         63

Article XV        Effect of Reemployment

                  Section 1         Effect of Reemployment Prior to Retirement                                64
                  Section 2         Effect of Reemployment After Retirement                                   65

Article XVI       The Trust Fund

                  Section 1         Trust Agreement                                                           66
                  Section 2         Investment Funds                                                          66
                  Section 3         Investment of Funds                                                       68
                  Section 4         Expenses                                                                  68
                  Section 5         Return of Contributions                                                   69

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
Article XVII      Administration

                  Section 1         Establishment and Responsibility of Committee                             70
                  Section 2         Function of the Benefits Committee                                        71
                  Section 3         Submission of Requests                                                    72
                  Section 4         Limitation of Liability                                                   72
                  Section 5         Claims Procedure                                                          73
                  Section 6         QDRO Procedure                                                            73

Article XVIII     Amendments

                  Section 1         Right to Amend                                                            75
                  Section 2         Restrictions on Amendments                                                75
                  Section 3         Merger of Plan                                                            75

Article XIX       Top Heavy Provisions

                  Section 1         Definitions                                                               76
                  Section 2         Minimum Benefit Requirement                                               77
                  Section 3         Vesting                                                                   78

Article XX        Miscellaneous Provisions

                  Section 1         Facility of Payment                                                       79
                  Section 2         Nonalienation of Benefits                                                 79
                  Section 3         Right of Employer                                                         79
                  Section 4         Leased Employees                                                          79

Article XXI       Termination of Plan                                                                         81

Article XXII      Governing Law and Adoption                                                                  82

Addenda                                                                                                       83

Appendix                                                                                                      98
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                                    ARTICLE I

                                   DEFINITIONS

1. "Accounts" shall mean the individual Participant Accounts established pursuant to Article X.

2. "Actual Deferral Percentage Test" shall mean a nondiscrimination test set forth in Code Section 401(k) as explained in Article VI.

3. "Affiliated Employer" shall mean (a) any corporation which is a member of a controlled group of corporations as defined in Code Section 414(b) which includes the Employer, (b) any trade or business (whether or not incorporated) which is under common control as defined in Code Section 414(c) with the Employer, (c) any organization (whether or not incorporated) which is a member of an affiliated service group as defined in Code Section 414(m) which includes the Employer, and (d) any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

4. "Alternate Payee" shall mean any Spouse, former Spouse, child, or other dependent of a Participant who is recognized by a Qualified Domestic Relations
Order as having a right to receive all, or a portion of, the Participant's benefits payable under the Plan.

For the purposes of Section 6 of Article XVII, the term "Alternate Payee" shall also include those individuals who would meet the above definition except that the order is not a Qualified Domestic Relations Order.

5. "As Adjusted", when used to modify a dollar amount, shall mean the dollar amount as adjusted (including any rounding) by the Secretary of Treasury for changes in the cost of living under Code Sections 401(a)(17), 414(q)(1), and 415(d) for years beginning after December 31, 1987, as applied to those items and in the manner as the Secretary shall provide, except that the $200,000 limit on Compensation and the $150,000 limit on Compensation shall be adjusted for years after December 31, 1989 and December 31, 1994, respectively, the $30,000 limit in Article IX shall be adjusted for Limitation Years after 1993, and the $80,000 figure for determining Highly Compensated Employees shall be adjusted for Plan Years Beginning after December 31, 1997.

6. "Average Contribution Percentage Test" shall mean a nondiscrimination test set forth in Code Section 401(m) as explained in Article VIII.

                                       1

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7.  "Beneficiary" shall mean any person (natural or otherwise) designated by a
Participant in accordance with Article II to receive any death benefit payable under this Plan.

8.  "Benefits Committee" shall mean the committee established in accordance with
Article XVII of the Plan.

9. "Break in Service" shall mean any Plan Year during which an Employee is credited with 500 or fewer Hours of Service. However, an Employee will not be considered as having a Break in Service during the first 501 Hours of Service that the Employees would have worked except for an absence from work solely for maternity or paternity reasons.

For purposes of this definition, an absence from work for maternity or paternity reasons means an absence (a) by reason of pregnancy of the individual, (b) by reason of birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of the child by the Employee, or (d) for purposes of caring for the child for a period beginning immediately following the birth or placement.

10. "Code" shall mean the Internal Revenue Code of 1986 (as amended).

11. "Compensation" shall mean, except for those portions of the Plan where a different definition expressly applies, gross earnings minus those items listed in Appendix A. It shall also exclude severance pay effective January 1, 1997.

This Plan shall not take into consideration a Participant's Compensation to the extent it exceeds $150,000 as Adjusted. Effective for Plan Years beginning before January 1, 1997, if an employee is a Family Member of a 5% owner or a Family Member of a Highly Compensated Employee in the group consisting of the 10
Highly Compensated Employees paid the highest compensation during the Plan Year, the $150,000 limit described above applies to a Participant and the Participant's Family Members employed by the Employer. If the limit is exceeded for a Participant and one or more Family Members the limit is prorated among the affected individuals' Compensation as determined under this Section prior to the application of this limit.

12. "Cooper Savings Plan" shall mean the Cooper Industries, Inc. Retirement and
Savings Plan, the Cooper Industries, Inc. Savings Plan, and the Cooper industries, Inc. Stock Ownership Plan.

13. "Effective Date" shall mean the effective date of this amendment and restatement which is January 1, 2001, except that provisions that are required to be in this plan document by the end of the remedial amendment period ending on December 31, 2001 but that must by law have earlier

                                       2

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effective dates are effective when Required by Law. The Plan's original effective date was August 1, 1993.

14. "Elective Deferrals" shall mean contributions to the Plan with respect to any Plan Year which are made by the employer at the election of the Participant instead of cash compensation pursuant to a salary reduction agreement entered into by the Participant in accordance with Article V.

15. "Eligible Participant" shall mean any Employee of the Employer who is eligible to participate in accordance with Article III.

16. "Employee" means any Employee on the U.S. payroll of a facility listed in the Addendum titled "Listing of Covered Companies and Locations", being paid in U.S. currency. "Employee" does not include the following:

         (i) a contingent or temporary employee, Leased Employee (as set forth in Section 4 of Article XX), independent contractor or individual working for the Employer pursuant to a special contract, unless such special contract specifically provides for participation in the Plan;

         (ii) any employee who is represented by a collective bargaining unit that has negotiated retirement benefits through good faith bargaining, unless such collective bargaining unit specifically has bargained to participate in the Plan;

         (iii) a common law employee that the Employer mistakenly, but in good faith, classified as other than a common law employee. Such an individual shall be deemed an Employee as of the date on which the Employer reclassifies him as a common law employee;

         (iv) an individual employed by the Employer who is a non resident alien on a U.S. Payroll receiving U.S. income on temporary assignment in the U.S; and

         (v) an individual employed by the Employer who is a non-resident alien and received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

17. "Employee After-Tax Contributions" shall mean contributions to the Plan made by a Participant with respect to any Plan Year prior to January 1, 1999 (January
1, 2000 for Participants at Belden Communications) as determined under the prior
Plan.

18. "Employer" shall mean Belden Wire & Cable Company, Belden Technologies, Inc.
and any other Affiliated Employer to which the Plan has been extended by the Benefits Committee on a list in the Addendum titled "Listing of Covered
Companies and Locations".

                                       3

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19. "Employer Contributions" shall mean contributions to the Plan made directly by the Employer with respect to any Plan Year, excluding Elective Deferrals, as set forth in Article VII.

20. "Employer Matching Contributions" shall mean any contribution to the Plan made by the Employer with respect to any Plan Year to be allocated to a Participant's Account by reason of the Participant's Elective Deferrals, as set forth in Article VII.

21. "Employer Nonmatching Contributions" shall mean any discretionary contribution to the Plan made by the Employer with respect to any Plan Year to be allocated to Eligible Participant's Accounts pursuant to Article VII.

22. "Employment Commencement Date" shall mean the date on which the Employee first performs an Hour of Service for an Affiliated Employer.

23. "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (as amended).

24. "Excess Aggregate Contributions" shall mean with respect to any Plan Year the excess of the aggregate amount of the Employer Matching Contributions made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of the contributions permitted under the limitations of the Average
Contribution Percentage Test, as set forth in Article VIII.

Prior to January 1, 1999, "Excess Aggregate Contributions" shall mean with respect to any Plan Year the excess of the aggregate amount of the Employer
Matching Contributions and any Employee After-Tax Contributions made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of the contributions permitted under the limitations of the Average Contribution
Percentage Test, as set forth in Article VIII.

25. "Excess Contributions" shall mean with respect to any Plan Year the excess of the amount of Elective Deferrals made on behalf of Highly Compensated
Participants for the Plan Year over the maximum amount of the contributions permitted under the limitations of the Actual Deferral Percentage Test as set forth in Article VI.

26. "Excess Elective Deferrals" shall mean the amount of Elective Deferrals for a Participant's taxable year exceeding the limit described in Article VI. The amount of Excess Elective Deferrals is reduced or eliminated to the extent that a Participant has elective deferrals under another plan and elects as provided in Section 2(b) of Article VI to treat the elective deferrals in the other plan as excess amounts.

                                       4

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27. "Family Member" shall mean an Employee's Spouse, the Employee's lineal ascendants or descendants, and the spouses of those lineal ascendants or descendants.

However, when the term "Family Member" is used to describe individuals who must be considered together when applying the $150,000 limit as Adjusted on Compensation, then the term means only the Employee's Spouse and the Employee's lineal descendants who have not attained age 19 before the close of the Plan
Year.

28. "Forfeitures" shall mean nonvested amounts allocated pursuant to Article
VII.

29. "Highly Compensated Employee" for the Plan Years beginning before January 1,
1997, shall mean an employee who, at any time during a Plan Year or the Immediately preceding Plan Year or in case of a change in Plan Year the 12 month period preceding a Plan Year, (a) was a 5% owner of an Affiliated Employer, (b) received more than $75,000 As Adjusted in annual Compensation from an Affiliated
Employer for the Plan Year, (c) received more than $50,000 As Adjusted in annual
Compensation from an Affiliated Employer for the Plan Year and was among the top
20% of employees by Compensation during the same Plan Year, or (d) was an officer of an Affiliated Employer and received Compensation greater than $45,000
As Adjusted.

(A) An employee who meets the criteria of (b), (c), or (d) above in the current but not preceding Plan Year is excluded from the definition of "Highly
Compensated Employee" unless the employee is a member of the group consisting of the 100 employees paid the highest Compensation during the year (referred to as Top-Paid Group) for which the determination is made.

(B) For purposes of determining the number of employees in the Top-Paid Group, the following employees may be excluded.

         (i)   employees who have not completed 6 months of service

         (ii)  employees who normally work less than 17-1/2 hours per week

         (iii) employees who normally work not more than 6 months during any year

         (iv)  employees who have not attained age 21

         (v) employees who are nonresident aliens and who received no earned income from an Affiliated Employer which constitutes income from services within the United States

The Employer may elect to substitute a shorter period of service, time, or age than that specified under (i), (ii), (iii), or (iv) above.

                                       5

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(C) For the purpose of determining the officers described in (d) above, the number of officers considered will not exceed 50 or, if lesser, the greater of 3 officers or 10% of the employees (excluding those described in (B) above). The number of officers considered in (d) above will not be less than 1 regardless of Compensation.

(D) If an employee is a Family Member of a 5% owner or a Family Member of a Highly Compensated Employee in the group consisting of the 10 Highly Compensated
Employees paid the highest Compensation during the Plan Year, then the employee shall not be considered a separate employee and the employee's Compensation (and any applicable contribution or benefit on behalf of the individual) shall be treated as if it were paid to (or on the behalf of) the 5% owner or the Highly
Compensated Employee.

(E) A former employee shall be treated as a Highly Compensated Employee, if (i) the former employee was a Highly Compensated Employee when he separated from service or (ii) the former employee was a Highly Compensated Employee at any time after attaining age 55.

(F) For purposes of the definition of Highly Compensated Employee, the term
"compensation" shall mean compensation for service performed by an Employee of an Affiliated Employer which is includible in gross income as described in Code
Section 414(q)(7) as in effect for Plan Years beginning before January 1, 1997 and the regulations thereunder.

(G) Instead of applying the above criteria to the Plan Year and the preceding
Plan Year, the Employer may elect to use the calendar year calculation method as stated in Treasury Regulation Section 1.414(q)-1T Q&A-14 (b) or the simplified identification method of Revenue Procedure 93-42. This election must be made in writing by the Benefits Committee. The election may be made at any time. Unless the election states otherwise, it is presumed that each election only applies to one Plan Year. If the calendar year calculation method is elected, the election must apply to all qualified plans and all other plans, entities or arrangements of the Employer that are subject to Code provisions using the term "Highly
Compensated Employee".

(H) Any questions regarding the determination of a Highly Compensated Employee shall be made in accordance with Code Section 414(q) and regulations thereunder.
Any alternative methods of determining Highly Compensated Employees under applicable law shall also be permitted under this Plan.

30. "Highly Compensated Employee" for Plan Years beginning after December 31,
1996, shall mean an employee who (a) was a 5% owner of an Affiliated Employer at any time during the Plan Year or the 12-month period immediately preceding the Plan Year, (b) received more than $80,000 As Adjusted in annual compensation from an Affiliated Employer for the 12-month

                                       6

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period immediately preceding the Plan Year if the Benefits Committee does not elect to use the top 20% rule, or (c) received more than $80,000 As Adjusted in annual compensation from an Affiliated Employer for the 12-month period immediately preceding the Plan Year and was among the top 20% of employees by compensation during the same 12-month period. The Employer does not elect to use the top 20% rule.

(A) For purposes of determining the number of employees in the Top-Paid Group, the following employees may be excluded:

         (i)   employees who have not completed 6 months of service

         (ii)  employees who normally work less than 17-1/2 hours per week

         (iii) employees who normally work not more than 6 months during any year

         (iv)  employees who have not attained age 21

         (v) employees who are nonresident aliens and who receive no earned income from an Affiliated Employer which constitutes income from services within the United States

The Employer may elect to substitute a shorter period of service, time, or age than that specified under (i), (ii), (iii), or (iv) above.

(B) A former employee shall be treated as a Highly Compensated Employee if (i) the former employee was a Highly Compensated Employee when he separated from service, or (ii) the former employee was a Highly Compensated Employee at any time after attaining age 55.

(C) For purposes of the definition of Highly Compensated Employee, the term
"compensation" shall mean compensation for service performed by an Employee of an Affiliated Employer which is currently includible in gross income as described in Code Section 414(q)(4) and the regulations thereunder.

(D) Any questions regarding the determination of a Highly Compensated Employee shall be made in accordance with Code Section 414 (q) and regulations thereunder. Any alternative methods of determining Highly Compensated Employees under applicable law shall also be permitted under this Plan.

31. "Highly Compensated Participant" shall mean a Participant of the Plan who is also a Highly Compensated Employee.

32. "Hour of Service" means each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer (or, prior to August 1, 1993, by Cooper Industries, Inc.) for (a) the performance of duties (which hours shall be credited to the computation period in which

                                       7


the duties were performed and with Hours of Service at overtime, premium pay, or shift differential rates considered straight time hours), (b) reasons other than the performance of duties such as vacation, jury duty, sick leave or disability, but excluding payments made or due under any workers' compensation, unemployment compensation, or disability insurance laws irrespective of whether the employment relationship has terminated (which hours shall be credited to the computation period(s) to which they pertain, except that no more than 501 Hours of Service shall be credited to any Employee for any single continuous period during which the Employee performs no duties whether or not the period occurs in a single Plan Year), and (c) back pay, irrespective of mitigation of damages, awarded or agreed to by the Employer (which hours shall be credited to the computation period to which the award or agreement pertains).

If an Employee enters the Armed Forces of the United States and is later reemployed by the Employer within 90 days after the earlier of termination of the military service, or 5 years of service or any other greater period as may be provided under federal law, the Employee will be granted Hours of Service under this Plan as of his Reemployment Commencement Date based on the number of Hours of Service for which the Employee would otherwise have been compensated.

Any questions concerning the crediting of Hours of Service shall be resolved in accordance with Sections 2530.200b-2(b) and (c) of the Department of Labor Rules and Regulations for Minimum Standards, which are incorporated in this Plan by reference.

33. "Investment Funds" shall mean the various funds within the Trust Fund as set forth in Article XVI.

34. "Leased Employee" shall mean an individual treated as an Employee due to the requirements of Code Section 414(n). In particular, a Leased Employee shall mean a person who is not otherwise an employee but provides services to an Affiliated Employer if (a) the person's services are provided pursuant to an agreement with an Affiliated Employer, (b) the person has performed services for an Affiliated Employer on a substantially full-time basis for at least 1 year, and (c) for Plan Years beginning before January 1, 1997 the services are of a type historically performed in the business field of an Affiliated Employer by employees or for Plan Years beginning after December 31, 1996 the person is under the primary direction or control of on Affiliated Employer.

35. "Limitation Year" shall mean the Plan Year.

36. "Nonhighly Compensated Employee" shall mean an Employee of the Employer who is not a Highly Compensated Employee. Effective for Plan Years beginning before January 1, 1997

"Nonhighly Compensated Employee" also excludes individuals who are Family Members of a 5% owner or a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the highest compensation during the Plan Year.

37. "Participant" shall mean an employee who has met the eligibility conditions of Article III and who has made or received a contribution under this Plan. "Participant" shall include an active, inactive, former, suspended or retired Participant unless the context in which the term is used indicated otherwise. If an Employee who does not otherwise meet the definition of "Participant" is permitted to make a rollover contribution under Section 2 of Article X, the Employee shall not be considered a Participant for the purposes of Article III,
Article IV, Article V, Article VI, Article VII, Article VIII, Article IX, and Sections 1 and 2 of Article X.

38. "Permanent and Total Disability" shall mean the incapacity of a Participant as defined in the Belden Wire & Cable Company Pension Plan. A Participant in the Plan shall be considered to be permanently and totally disabled if he has been approved for long term disability benefits under the Belden Wire & Cable Company Pension Plan or if he has been approved for Social Security disability benefits by the U.S. Social Security Administration.

Prior to January 1, 1999, "Permanent and Total Disability" shall mean the incapacity of a Participant while an Employee, other than by reason of the Participant's military service or engaging in a felonious act, because of any medically demonstrable physical or mental condition either (a) to the extent that he is unable to engage in any substantial employment or occupation which might reasonably be considered within his capabilities other than such employment as is found to be for the purpose of rehabilitation or (b) to the extent that his continuing to engage in any such employment would in competent medical opinion endanger his life. Any such total disability shall be deemed to be permanent for the purposes of this Plan if in competent medical opinion it still exists upon the cessation of accident and sickness or salary continuation benefits and it may be expected to continue for the remainder of such Participant's life. A disability shall be considered as having been incurred by reason of military service if it shall have been directly incurred in, and due solely to, military service of such Participant and if the Participant receives a pension therefore from a government or governmental agency.

39. "Plan" shall mean the Belden Wire & Cable Company Retirement Savings Plan.

40. "Plan Year" shall mean the 12 consecutive month period commencing each January 1.

41. Qualified Domestic Relations Order" shall mean any judgment decree or order (including approval of a property settlement agreement) which meets the standards and specifications of Code Section 414(p) and which creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the Participant's benefits under the Plan.

42. "Qualified Nonelective Contributions" shall mean contributions made by the Employer with respect to any Plan Year other than Employer Matching Contributions that satisfy the vesting and withdrawal restriction applicable to Elective Deferrals when the contribution are made.

43. "Reemployment Commencement Date" shall mean the first day an Employee is entitled to be credited with an Hour of Service for the performance of duties after a Break in Service.

44. "Spouse (Surviving Spouse)" shall mean the Participant's legal Spouse at the time the Participant dies or the Participant's benefit payments commence. A former Spouse will be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

45. "Trust Fund" shall mean the Investment Fund(s) as authorized pursuant to
Article XVI.

46. "Trustee(s)" shall mean the person(s) or financial institution(s) named in the Trust Agreement referenced in Article XVI, or their successors in office, whether natural or corporate.

47. "Valuation Date", effective December 15, 1999, shall mean each business day. For the period of October 1, 1999 through December 14, 1999, no valuation occurred. Prior to October 1, 1999, Valuation Date shall mean the last day of each month and any other times as the Employer may designate on which an accounting of all assets and liabilities of the Trust Fund is to be made.

48. "Years of Service" shall mean the number of Plan Years during which any Employee is credited with 1,000 or more Hours of Service, except that prior to January 1, 1993 Years of Service shall mean the years of vesting service with which the Employee had been credited in accordance with the Cooper Savings Plan with respect to the employer's IAR account as of December 31, 1992.

An Employee's Years of Service shall be based on an Employee's total employment relationship with the Employer or any Affiliated employer, whether or not as an Employee, including any period of time during which the Employee (a) was employed by the Employer in a category of employees excluded from the Plan, (b) was a Leased Employee who performed services for the

Employer, to the extent provided by Code Section 414(n) and the regulations thereunder, (c) was employed by a predecessor employer of the Employer, the plan of which predecessor is the Plan maintained by the Employer, and (d) was employed by a predecessor employer of the Employer, even though the Plan is not the plan maintained by the predecessor employer, but only if service with the predecessor employer is required to be included in the individual's Years of Service by regulations under Code Section 414(a)(2).

                                   ARTICLE II

                             BENEFICIARY DESIGNATION

Each Participant shall designate on forms provided by the Employer a Beneficiary or Beneficiaries for purposes of the Plan. Any designation of Beneficiary may be changed or revoked at any time by the Participant by filing a written notice to the Employer on the Employer's form. The Participant may revoke a designation at any time by filing a new written notice.

If a Participant has a Spouse, the Participant may designate a Beneficiary other than the Spouse only if the election form is signed by the Participant and the Participant's Spouse clearly indicating the Spouse's consent to the alternate Beneficiary. The Spouse's signature must be witnessed by a Notary Public. The Spouse's consent shall not be required if it is established to the satisfaction of the Employer that the Spouse cannot reasonably be located. The Participant may revoke a designation of Beneficiary without the consent of the Spouse, although the Participant may not designate a different Beneficiary other than the Spouse without the Spouse's consent.

If a Participant does not validly designate a Beneficiary who is living when the Participant dies, any death benefits payable under the Plan shall be paid to the Participant's Spouse. If the Participant has no Spouse or the Spouse cannot reasonably be located, any death benefits shall be paid to the Participant's Estate.

                                   ARTICLE III

                   ELIGIBILITY AND PARTICIPATION REQUIREMENTS

Section 1         Eligibility

An Employee will be eligible to become a Participant in the Plan on the Employee's Employment Commencement Date. No Employee is eligible for this Plan if the Employee is not paid by the Employer in U.S. dollars from a U.S. payroll. An Employee who was already eligible to become a Participant before the Effective Date will remain eligible to become a Participant even if the above requirements are not satisfied.

Participants in the Belden Wire & Cable Company Savings Plan on September 30, 1999 and their beneficiaries or surviving spouses, as applicable, shall become eligible to participate in the Plan on October 1, 1999 and shall have their retirement and other benefits determined under this Plan subject to the provisions of the Addendum for Employees of Alpha Wire Company.

Participants in the Cable Systems International Inc. Management Long Term Savings Plan and Trust on December 31, 1999 and their beneficiaries or surviving spouses, as applicable, shall become eligible to participate in the Plan on January 1, 2000 and shall have their retirement and other benefits determined under this Plan subject to the provisions of the Addendum for the Participants of the Cable Systems International Inc. Management Long Term Savings Plan and Trust.

Section 2         Participation

An eligible Employee may become a Plan Participant upon entering into an agreement in accordance with Article V or by receiving an allocation of an Employer Nonmatching Contribution in accordance with Article VII. Unless a provision expressly states otherwise, only Participants who are Employees are eligible to make or receive any contributions and forfeitures under this Plan.

If an employee not eligible to become a Participant erroneously is permitted to make contributions, then as soon as administratively feasible after the error is discovered any Elective Deferrals including investment gains and losses on those contributions will be returned to the employee and any other contributions will be forfeited.

Section 3         Transfers of Employment

If the Employee fulfills the requirements of Section 1 of this Article, an Employee who transfers employment from an Affiliated Employer not covered by the Plan or from a classification not eligible for coverage under this Plan will be eligible to become a Participant as of the date of transfer or reclassification.

Section 4         Leaves of Absence

A Participant on an uncompensated leave of absence will continue to be a Participant, but will be prohibited from making further contributions provided by Article IV while on the leave of absence. Upon return to active employment, the Participants may again elect to contribute under the Plan as of any date on or after the Participant's date of return to active service.

Section 5         Suspended Participation

Any person continuing in the employment of the Employer who had been a Participant but who is no longer classified as an Employee for this Plan (or any portion of this Plan for salaried employees or any of the hourly employee groups described in the Addenda) shall be an inactive Participant for the period of ineligibility and no contributions shall be made to this Participant's Accounts for this Plan (or any portion of this Plan).

Section 6         Eligibility after Reemployment

If an employee terminates employment and subsequently is reemployed, the Employee's rights under the Plan shall be determined in accordance with Article XV.

                                   ARTICLE IV

                             EMPLOYEE CONTRIBUTIONS

Section 1         Employee Pre-Tax Contributions

Employee pre-tax contributions are deemed to be Elective Deferrals. The provisions of Article V shall govern the manner in which Eligible Participants may enter into salary reduction agreements with the Employer in order that Elective Deferrals may be made the Employer to the Trust Fund on their behalf. However, the amount of Elective Deferrals shall be limited by the provisions set forth in Article VI.

Section 2         Employee After-Tax Contributions

Effective January 1, 1999 (January 1, 2000 for Employees at Belden Communications), Employees shall not make any Employee After-Tax Contributions to this Plan. Prior to January 1, 1999 (January 1, 2000 for Employees at Belden Communications), Employees who were eligible to participate in the Plan in accordance with Article III could enter into an agreement with the Employer to begin making Employee After-Tax Contributions by giving written notice at least 15 days in advance of the first day of any calendar month.

Section 3         Transmittal to Trustee

Elective Deferrals (and Employee After-Tax Contributions made prior to January 1, 1999) shall be deposited with the Trustee as of the earliest date the contributions can reasonably be segregated from the Employer's general assets. In no event shall those amounts be deposited later than 90 days from the date the amounts would otherwise have been payable to the Participant in cash or, effective February 3, 1997, later than 15 business days (plus any extension permitted by Department of Labor regulations) after the end of the month during which the amounts would otherwise have been payable to the Participant in cash.

                                    ARTICLE V

                           SALARY REDUCTION AGREEMENT

Section 1         Agreement to Contribute

Each Employee eligible to participate in accordance with the provisions of
Article II may enter into a salary reduction agreement with the Employer to make Elective Deferrals to this Plan. Thereafter an Employee desiring to participate shall enter into an agreement 15 days in advance of the date Elective Deferrals are to begin. Elective deferrals can begin the first day of any calendar month.

Effective May 9, 1999, hourly Employees at the Clinton, Arkansas location shall no longer be eligible to make Elective Deferrals to this Plan. Effective May 15, 1999, salaried Employees at the Clinton, Arkansas and Carmel, Indiana locations shall no longer be eligible to make Elective Deferrals to this Plan. If Employees at the above locations had salary reduction agreements in effect on the above dates, all Elective Deferrals under those salary reduction agreements have ceased.

Section 2         Amount of Elective Deferrals

By entering into a salary reduction agreement pursuant to Section 1 of this
Article V, each Participant shall request that the Participant's Elective Deferral be made to the Trust Fund through payroll deductions. The amount shall be in whole or half percentages of not less than 1% but not more than 6% (not more than 15% after January 1, 1999) of the Participant's Compensation. The Employer retains discretion to change the amount or percentage of Elective Deferrals accepted by the Plan on a non-discriminatory basis.

Section 3         Change or Discontinuance of Elective Deferrals

A Participant may change the percentage of the Participant's Elective Deferrals, suspend Elective Deferrals, or resume making Elective Deferrals once every 30 days. The requested changes will be implemented as soon as administratively feasible. Prior to October 1, 1999 a Participant may change the percentage of the Participant's Elective Deferrals, suspend Elective Deferrals, or resume making Elective Deferrals as of the first day of any calendar month. The Participant must give written 15 days' notice to the Employer before the first day of the calendar month in which the Participant would like the change, suspension, or resumption of Elective Deferrals to occur.

The Participant's Employer Matching Contributions with respect to the Participant's Elective Deferrals shall be suspended while the Participant's Elective Deferrals are suspended.

                                   ARTICLE VI

                        LIMITATIONS ON ELECTIVE DEFERRALS

Section 1         Maximum Amount of Elective Deferrals

No Participant shall be permitted to have Elective Deferrals made under this Plan during any Participant's taxable year in excess of $7,000 As Adjusted.

Section 2         Distribution of Excess Elective Deferrals

(A) If in any Participant's taxable year the amount of Elective Deferrals made by a Participant exceeds the maximum amount set forth in Section 1 above, the Excess Elective Deferrals plus any income attributable to the Excess Elective Deferrals shall be distributed no later than April 15 of the year following the Participant's taxable year in which the Excess Elective Deferrals occurred. Excess Elective Deferrals that are not distributed by the April 15 date shall remain in the Plan and be subject to the general withdrawal restrictions applicable to Elective Deferrals as specified in Article XIV. Even if distributed prior to the April 15 date, Excess Elective Deferrals shall be treated as Annual Additions with respect to the maximum limitations under Code
Section 415 to the extent required by the Secretary of the Treasury.

(B) In the event a Participant enters into two or more salary reduction agreements with respect to the Participants' taxable year, and the Participant's Elective Deferrals to this Plan and another plan qualified under Code Sections 401(a) and 401(k), exceed the maximum Elective Deferral amount set forth in
Section 1 of this Article for this taxable year, the Participant may notify the employer in writing no later than March 1st of the next taxable year of the portion of the excess attributable to elective deferrals made to this Plan. The portion of the excess made to this Plan becomes Excess Elective Deferrals and must be handled as provided in subsection (A) above.

(C) The amount of Excess Elective Deferrals for a participant's taxable year that must be distributed to a Participant is reduced by any Excess Contributions attributable to the Plan Year beginning with or within the Participant's taxable year that have previously been distributed.

Section 3         Nondiscrimination Text Under 401(k)

(A) Nondiscrimination Test

For each Plan Year the Plan must satisfy a special nondiscrimination test to be referred to as the Actual Deferral Percentage Test (ADP Test). However, for Plan Years beginning after December 31, 1998, unless the amount of Employer Matching Contributions is changed, the ADP Test is deemed to have been satisfied. If the amount of the Employer Matching Contributions is changed for Plan Years following December 31, 1998 so that it no longer meets the safe harbor requirement, the Actual Deferral Percentage Test can be satisfied by meeting the following test.

The Actual Deferral Percentage Test for a Plan Year shall be satisfied if one of the following two limits is met in the Plan Year.

         (i) Primary Limitation

         The Actual Deferral Percentage for all Eligible Participants who are Highly Compensated Employees for the Plan Year must not exceed the Actual Deferral Percentage for all Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

         (ii) Alternative Limitation

         The Actual Deferral Percentage for all Eligible Participants who are Highly Compensated Employees for the Plan Year must not exceed the lesser of (a) the Actual Deferral Percentage for all Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2.0 or (b) the Actual Deferral Percentage of the Eligible Participants who are Nonhighly Compensated Employees plus 2.0 percentage points. The amounts may be further limited as the Secretary of Treasury shall prescribe in order to prevent the multiple use of this alternative limitation for both the Actual Deferral Percentage Test and the Average Contribution Percentage Test as specified in Treasury Regulation Section 1.401(m)-2(b) and Section 1(C) (v) of
         Article VIII.

         However, effective for Plan Years beginning after December 31, 1996, the Employer hereby elects to use the prior Plan Year's Actual Deferral Percentage for all Eligible Participants who are Nonhighly Compensated Employees. Hence, when applying the primary and alternative limitations above, the Employer will use the Actual Deferral Percentage of the Eligible Participants who are Nonhighly Compensated Employees for the prior Plan Year. This election may be changed only as permitted by the Secretary of Treasury.

(B) Special Definitions for 401(k) Test

         (i)  Definition of Actual Deferral Percentage

         Actual Deferral Percentage for a specified group of Eligible Participants for a Plan Year shall mean the average of the ratios (calculated separately for each Eligible Participant in the group) of
         (i) the amount of contributions made on behalf of the Eligible Participant for the Plan Year to (ii) the Eligible Participant's Compensation for the Plan Year.

         Contributions made on behalf of any Eligible Participant may include
         (i) Elective Deferrals (including Excess Elective Deferrals but excluding the amount of Elective Deferrals that are taken into account in the Average Contribution Percentage Test), (ii) Qualified Nonelective Contributions, and (iii) Employer Matching Contributions. Qualified Nonelective Contributions and Employer Matching Contributions may be included only under the rules as the Secretary of the Treasury may prescribe.

         Elective Deferrals are taken into account for a Plan Year only if they are allocated to the Eligible Participant's Account as of a date within the Plan Year, the Elective Deferrals are actually paid to the trust no later than 12 months after the end of that Plan year, and the Elective Deferrals relate to Compensation that either would have been received by the Eligible Participant in the Plan Year but for the salary reduction agreement or is attributable to services performed by the Eligible Participant in the Plan Year and, but for the salary reduction agreement, would have been received by the Eligible Participant within 2-1/2 months after the end of the Plan Year.

         (ii) Definition of Compensation

         Compensation shall mean total compensation paid by the Employer to an Employee during the taxable year ending with or within the Plan Year which is required to be reported as wages on Form W-2. It may also include compensation not otherwise includible in the Employee's gross income by reason of any reductions for contributions in the form of voluntary salary reductions due to a qualified cash or deferred arrangement of the Employer or due to a cafeteria plan of the Employer maintained pursuant to Code Section 125 or, effective for Plan Years beginning after December 31, 2000, due to pre-tax transportation accounts maintained pursuant to Code Section 132(f)(4).

         Effective for Plan Years beginning after December 31, 1988 but not after December 31, 1993, this Plan shall not take into consideration a Participant's Compensation to the extent it exceeds $200,000 As Adjusted. Effective for Plan Years beginning after December 31, 1993, this Plan shall not take into consideration a Participant's Compensation to the extent it exceeds $150,000 As Adjusted.

         Instead of using Compensation for the Plan Year to calculate the ratios described in Section 3(b)(i) of this Article, the ratios may be computed for all Eligible Participants using Compensation for that portion of the Plan Year in which each Employee was an Eligible Participant.

(C) Special Rules for 401(k) Test

         (i) For purposes of this Section 3, the individual Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals, Qualified Nonelective Contributions, and Employer Matching Contributions Allocated to the Eligible Participant's Accounts under this Plan and any other cash or deferred arrangement qualified under Code Section 401(k) that are maintained by an Affiliated Employer shall be computed as if all the amounts had been made to this Plan.

         (ii) Effective for Plan Years beginning before January 1, 1997, for purposes of determining the individual Actual Deferral Percentage for an Eligible Participant who is a Highly compensated Employee and also a 5% owner or who is a Highly Compensated Employee and a member of the group consisting of the 10 Highly Compensated Employees paid the highest compensation during the year, the Elective Deferrals, Qualified Nonelective Contributions, Employer Matching Contributions, and Compensation of the Eligible Participant shall include the Elective Deferrals, Qualified Nonelective Contributions, Employer Matching Contributions, and Compensation of Family Members and these Family Members shall not be considered as separate Employees when determining Actual Deferral Percentages.

         (iii) In the event that this Plan is combined with one or more plans for purposes of satisfying Code Section 401(b) for any of the combined plans, then those plans shall also be combined for purposes of computing the Actual Deferral Percentages of Eligible Participants.

         (iv) The Plan may be disaggregated to test separately those employees who meet this Plan's eligibility requirements but have not met the maximum age and service requirements permitted by law, provided that the Plan must be similarly disaggregated for purposed to satisfying the Average Contributions Percentage Test and Code Section 410(b). Alternatively, effective for Plan Years beginning after December 31, 1998, Nonhighly Compensated Employees who meet this Plan's eligibility requirements but have not met the maximum age and service requirements permitted by law may be ignored for purposes of the Actual Deferral Percentage Test and the Average Contribution Test if that group of employees separately satisfies Code Section 410(b).

         (v) This Section 3 shall apply separately to Employees not in collective bargaining units and Employees in collective bargaining units. Article VIII and the multiple use limitation referred to in
         Section 3(A)(ii) of this Article shall not apply to employees in collective bargaining units. The Employer may choose to apply the Actual Deferral Percentage Test to all Employees in collective bargaining units together, apply it separately to each collective bargaining unit, or apply the Actual Deferral Percentage Test to two or more groups of collective bargaining units (with each unit in one group) provided that the combinations of units are determined on a basis that is reasonable and reasonably consistent from year to year.

Section 4         Excess Contributions by Highly Compensated Employees

(A) If before or during the Plan Year the Employer anticipates that the acceptable limits set forth in Section 3(A) above will be exceeded as of the end of the Plan Year, the Employer may order the suspension and/or the reduction of Highly Compensated Participants' Elective Deferrals. The Employer shall reasonably project which Participants will be Highly Compensated Participants and are subject to this suspension and/or reduction.

(B) If the Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees exceeds the limitation as of the close of the applicable Plan Year, the excess Elective Deferrals or any applicable Employer Contributions (referred to as Excess Contributions), shall be initially determined using the following "leveling" process. Elective Deferrals or any applicable Employer Contributions will be subtracted from the Highly Compensated Employee's Accounts with the highest ratio as calculated under Section 3(B)(i) of this Article and considered Excess Contributions until this Employee's ratio equals the next highest ratio of a Highly Compensated Employee or until the limitation is no longer exceeded. This process is repeated until the limitation is no longer exceeded.

Effective for Plan Years beginning after December 31, 1996, the amount of the Excess Contributions is determined as if the previous paragraph applied, but the Excess Contributions are actually subtracted using the following "leveling" process. Elective Deferrals or Employer

Contributions (if applicable) will be subtracted from the Highly Compensated Employee's Accounts with the greatest amount of Elective Deferrals (and any Employer Contributions used in computing the Actual Deferral Percentage) and considered Excess Contributions until this Employee's Elective Deferrals (and those Employer Contributions) amount equals the next highest Highly Compensated Employee's Elective Deferrals (and those Employer Contributions) amount or until the total amount of Excess Contributions has been subtracted from Employees' Accounts. This process is repeated until the total amount of Excess Contributions has been subtracted from Employees' Accounts.

If this subsection (B) requires that Excess Contributions be subtracted from a Highly Compensated Employee's Accounts whose Actual Deferral Percentage was determined under the family aggregation rules of Section 3 (C) (ii) of this Article, then the Excess contributions shall be allocated amount the Highly Compensated Employee and the Family Member(s) in proportion to the contributions of each individual that were combined to determine the Actual Deferral Percentage. The Excess Contributions with earnings thereon shall be distributed no later than the close of the Plan Year following the Plan Year to which the Excess Contributions relate. The Employer must pay any excise tax required by Code Section 4979 on any Excess Contributions not distributed within 2-1/2 months after the close of the Plan Year to which the Excess Contributions relate.

(C) Excess Contributions shall be distributed from the Highly Compensated Participant's Elective Deferral Account and Employer Matching Contributions account (if applicable) in proportion to the Highly Compensated Participant's Elective Deferrals and Employer Matching Contributions for the Plan Year. Excess Contributions may be distributed from the Qualified Nonelective Contributions Account only to the extent that the Excess Contributions exceed the balance in the Participant's Elective Deferral Account and Employer Matching Contributions Account. The Excess Contributions shall be considered taxable income to the affected Participant(s). Notwithstanding the fact that the Excess Contributions were returned to the Highly Compensated Participants prior to 2-1/2 months after the close of the Plan Year to which the Excess contributions relate, the Excess Contributions shall be treated as Annual Additions with respect to the maximum limitations under Code Section 415 to the extent required by the Secretary of the Treasury.

(D) The amount of Excess Contributions for a Plan Year that must be distributed to a Participant is reduced by any Excess Elective Deferrals attributed to the Participant's taxable year ending with or within the same Plan Year that have previously been distributed.

                                   ARTICLE VII

                             EMPLOYER CONTRIBUTIONS

Section 1         General

Employer Contributions as that term is used in this Plan are those contributions that are made directly by the Employer, as set forth below, and are not the result of a salary reduction agreement between the Employer and an Employee.

Section 2         Matching Contributions

(A) Employer Matching Contribution

The Employer shall make a matching contribution to the Trust Fund for each month of an amount equal to (i) 100% of a Participant's Elective Deferrals that are attributable to the first 3% of the Participant's Compensation plus (ii) 50% of a Participant's Elective Deferrals that are not attributable to the first 3% of a Participant's Compensation but are attributable to the first 6% of the Participant's Compensation. The amount of the Employer Matching Contributions may be changed by the action of the Benefits Committee of the Employer.

(B) All Matching Contributions are Qualified Matching Contributions

Employer Matching Contributions described in the above Section 2(A) are 100% vested and not forfeitable to the Participant when made. The amount are distributed as specified elsewhere in this Plan, but under no circumstances may they be distributed before the earlier of

         (i)   separation from service, death, or disability of the Participant

         (ii)  attainment of the age 59 1/2 by the Participant

         (iii) termination of the Plan without establishment of a successor plan

         (iv) the disposition of substantially all of the assets of the Employer or the disposition of a subsidiary of the Employer in which the Participant is employed if the transferor continues to maintain the Plan

         (v)   upon hardship of the Participant

Beginning with Plan Years after December 31, 1998, each eligible Participant must be given written notice, within a reasonable period before any Plan Year, of his or her rights and obligations under the Plan. The notice must be accurate and comprehensive and written in a manner calculated to be understood by the average Eligible Participant.

(C) Reduction of Matching Contributions

If a Participant's Elective Deferrals are distributed under Section 2 or Section 4 of Article VI and the Participant received an Employer Matching Contribution because of the Elective Deferrals that were distributed, then the Employer Matching Contribution attributable to those Elective Deferrals must be forfeited (regardless of whether they are vested) and shall be used to offset future Employer Contributions. Employer Matching Contributions forfeited under this provision shall not be included in the ACP test under Article VIII. This provision may be enforced before, during, or after the enforcement of the ADP test, the ACP test, and the multiple use limit as long as this provision is satisfied upon the completion of those tests.

Section 3         Employer Nonmatching Contributions

(A) Employer Nonmatching Contributions Before 4/1/96

The Plan shall continue to hold Employer Nonmatching Contributions in separate accounts made for some of its hourly employees as required by an Addendum to this Plan.

(B) Hourly Pension Contributions

Effective May 9, 1999, the Employer shall no longer make any hourly pension contributions to the Employer Nonmatching Contribution Accounts of the hourly Employees employed at the Clinton, Arkansas facility.

Effective January 1, 1999, the Employer shall no longer make any hourly pension contributions to the Employer Nonmatching Contribution Accounts of all hourly Employees, except those employed at the Franklin, North Carolina and Clinton, Arkansas facilities.

Prior to January 1, 1999, Employees who were classified as hourly employees by the Employer had an hourly pension contribution made to their Employer Nonmatching Contribution Accounts each month, if provided for in an Addendum to this Plan for a group of Employees. The contribution is computed by multiplying the contribution rate specified in the Addendum for the location in which the Employees was employed at the time of the contribution by the number of "hours worked" as an hourly employee in that location. The Addenda may vary the contribution rate depending on the employees' position grades, labor grades, or other criteria.

For the purpose of this subsection (B) only "hours worked" means hours of employment while an Eligible Employee for which the Employer paid compensation, including overtime hours and any paid hours for vacation periods or holidays, but excluding any other paid hours for any other absences during which no duties are performed.

(C) Discretionary Qualified Nonelective Contributions

Employer Contributions described in the above Section 3(A) shall be deemed to be Qualified Nonelective Contributions pursuant to a resolution adopted by the Benefits Committee of the Employer only to the extent that those amount are 100% vested and not forfeitable to the Eligible Participant, when made, and further provided that the amounts may not be distributed until the earlier of

         (i) separation from service, death, or disability of the Eligible Participant

         (ii)  attainment of the age 59 1/2 by the Eligible Participant

         (iii) termination of the Plan without establishment of a successor plan

         (iv) the disposition of substantially all of the assets of the Employer, or the disposition of a subsidiary of the Employer in which the eligible Participant is employed if the transferror continues to maintain the Plan

         (v) for Plan Years beginning before January 1, 1989, upon hardship of the Eligible Participant.

Notwithstanding the above, the Benefits Committee of the Employer may elect pursuant to a resolution that the Qualified Nonelective Contributions may be allocated only to Eligible Participants who are Nonhighly Compensated Employees. The Benefits Committee of the Employer may also elect that the amounts of Qualified Nonelective Contributions be evenly distributed to the Eligible Participants who are Nonhighly Compensated Employees. Lastly, the Board of Directors may elect to allocate Qualified Nonelective Contributions to the Eligible Participants employed on the last day of the Plan Year who are Nonhighly Compensated Employees in order of compensation beginning with the Employee with the lowest compensation with each Employee receiving the maximum amount of Qualified Nonelective Contributions allowed under Article IX until sufficient Qualified Nonelective Contributions have been contributed to satisfy the Actual Deferral Percentage Test and the Average Contribution Percentage Text.

(D) Retiree Medical Credits

Effective January 1, 1999, the Employer shall not make any additional Employer Nonmatching Contribution for retiree medical credit purposes to this Plan. Prior to January 1, 1999 hourly employees were allocated an additional Employer Nonmatching Contribution each month or partial month for which they received Compensation if the Addendum for the location in which they were employed at the time of the Contribution stated that they were eligible to receive this Contribution.

Section 4         Forfeitures

Forfeitures of the Employer Nonmatching Contribution Accounts that hold contributions allocated under Section 3(B) or Section 3(D) of this Article shall be used to reduce subsequent Employer Contributions payable pursuant to Section 3(B) and Section 3(D) of this Article and to restore a Participant's nonvested Employer Contributions Account(s) in accordance with Article XV.

If the Employer must restore a Participant's nonvested Employer Contributions Account(s), and if the amount of current Forfeitures is less than the amount needed to restore the nonvested Accounts(s), the Employer shall make an additional contribution to the Plan in accordance with this Article, but only for the purpose of restoring the Participant's nonvested Employer Contributions Account(s).

Section 5         Contributions for Returning Veterans

In general, notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). More specifically, the Employer must make additional contributions to the Plan if an Employee returns to active employment after service in the U.S. armed forces and meets the other requirements specified in the Uniformed Services Employment and Reemployment Rights Act of 1994. The amount and timing for making those contributions must be determined in accordance with Code Section 414(u). These contributions are ignored for purposes of Article VI, Article VIII, and Article XIX.

                                  ARTICLE VIII

                 LIMITATIONS ON EMPLOYER MATCHING CONTRIBUTIONS

Section 1         Special Nondiscrimination Test Under 401(m)

(A) Nondiscrimination Text

In addition to meeting the Actual Deferral Percentage Test as defined in Article VI, the Plan must satisfy for each Plan Year a nondiscrimination test to be referred to as the Average Contribution Percentage Test (ACP Test). However, for Plan Years beginning after December 31, 1998, if the Plan meets the safe harbor requirement for the Actual Deferral Percentage Test under Article VI, Section 3(A) it automatically satisfies the Actual Contribution Percentage Test with respect to matching contributions. If the amount of the Employer Matching Contributions is changed for Plan Years following December 31, 1998 so that it no longer meets the safe harbor requirement, the Actual Contribution Percentage Test can be satisfied by meeting the following test.

The Average Contribution Percentage Test for a Plan Year shall be satisfied if one of the following two limits is met in the Plan Year.

         (i)   Primary Limitation

         The Average Contribution Percentage for all Eligible Participants who are Highly Compensated Employees for the Plan year must not exceed the Average Contribution Percentage for all Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

         (ii)  Alternative Limitation

         The Average Contribution Percentage for all Eligible Participants who are Highly Compensated Employees for the Plan Year does not exceed the lesser of (a) the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan year multiplied by 2.0 or (b) the Average Contribution Percentage of the Eligible Participants who are Nonhighly Compensated Employees plus 2.0 percentage points. The amounts may be further limited as the Secretary of Treasury shall prescribe in order to prevent the multiple use of this alternative limitation for both the Actual Deferral Percentage Test and the Average Contribution Percentage Test, as specified in Treasury Regulation Section 1.401(m) - 2(b) and Section 1(C)(v) of this Article.

         However, effective for Plan Years beginning after December 31, 1996, the Employer hereby elects to use the prior Plan Year's Actual Contribution Percentage for all Eligible Participants who are Nonhighly Compensated Employees. Hence, when applying the primary and alternative limitations above, the Employer will use the Actual Contribution Percentage of the Eligible Participants who are Nonhighly Compensated Employees for the prior Plan Year. This election may be changed only as permitted by the Secretary of Treasury.

(B) Special Definitions for 401(m) Test

         (i)   Definition of Contribution Percentage

         For purposes of this Section 1, the contribution Percentage for any Plan year shall mean the ratio (expressed as a percentage) of the Eligible Participant's Contribution Percentage Amounts to the Eligible Participant's Compensation for the Plan Year.

         (ii)  Definition of Contribution Percentage Amounts

         Contribution Percentage Amounts shall mean Employer Matching Contributions (to the extent not taken into account for purposes of the Actual Deferral Percentage Test) under the Plan on behalf of the Eligible Participant for the Plan Year.

         Prior to January 1, 1999, Contribution Percentage Amounts shall mean the sum of the Employee After-Tax Contributions and Employer Matching Contributions (to the extent not taken into account for purposes of the Actual Deferral Percentage Test) under the Plan on behalf of the Eligible Participant for the Plan Year.

         The Employer may elect to include (to the extent not taken into account for purposes of the Actual Deferral Percentage Test) Elective Deferrals and/or Qualified Nonelective Contributions as provided by regulations of the Secretary of the Treasury. The Actual Deferral Percentage Test as set forth in Article VI also must pass prior to excluding any Elective Deferrals used in this Average Contribution Percentage Test.

         (iii) Definition of Average Contribution Percentage

         The Average Contribution Percentage shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

         (iv)  Definition of Compensation

         Compensation shall mean total compensation paid by the Employer to an Employee during the taxable year ending with or within the Plan Year which is required to be reported as wages on Form W-2. It may also include compensation not otherwise includible in the Employee's gross income by reason of any reductions for contributions in the form of voluntary salary reductions due to a qualified cash or deferred arrangement of the Employer or due to a cafeteria plan of the Employer maintained pursuant to Code Section 125 or, effective for Plan Years beginning after December 31, 2000, due to pre-tax transportation accounts maintained pursuant to Code Section 132(f)(4).

Effective for Plan Years beginning after December 31, 1988 but not after December 31, 1993, this Plan shall not take into consideration a Participant's Compensation to the extent it exceeds $200,000 As Adjusted. Effective for Plan Years beginning after December 31, 1993, this Plan shall not take into consideration a Participant's Compensation to the extent it exceeds $150,000 As Adjusted.

Instead of using Compensation for the Plan Year to calculate the ratios described in Section 3(b)(i) of this Article, the ratios may be computed for all Eligible Participants using Compensation for that portion of the Plan Year in which each Employee was an Eligible Participant.

(C) Special Rules for 401(m) Test

         (i) For purposes of this Section 1, the Contributions Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have contribution Percentage Amounts under this Plan and any other arrangements qualified under Code Sections 401(k) or 401(m) that are maintained by an Affiliated Employer shall be computed as if all the amounts had been made to this Plan.

         (ii) Effective for Plan Years beginning before January 1, 1997, for purposes of determining the Contribution Percentage of an Eligible Participant who is a Highly Compensated Employee and also a 5% owner or who is a Highly Compensated Employee and a member of the group consisting of the 10 Highly Compensated Employees paid the highest compensation during the year, Contribution Percentage Amounts and Compensation of the Eligible Participant shall include the contribution Percentage Amounts and Compensation of Family Members and these Family Members shall not be considered as separate Employees when determining Contribution Percentages.

         (iii) In the event that this Plan is combined with one or more plans for purposes of satisfying Code Section 410(b) for any of the combined plans, then the plans shall also be combined for purposes of computing the Contribution Percentage of Eligible Participants.

         (iv) The Plan may be disaggregated to test separately those employees who meet this Plan's eligibility requirements but have not met the maximum age and service requirements permitted by law, provided that the Plan must be similarly disaggregated for purposes of satisfying the Actual Deferral Percentage Test and Code Section 410(b). Alternatively, effective for Plan Years beginning after December 31, 1998, Nonhighly Compensated Employees who meet this Plan's eligibility requirements but have not met the maximum age and service requirements permitted by law may be ignored for purposes of the Actual Deferral Percentage Test and the Average Contribution Percentage Test if that group of employees separately satisfies Code Section 410(b).

         (v) If the Actual Deferral Percentage or the Average Contribution Percentage for all Eligible Participants who are Highly Compensated Employees must be reduced to prevent multiple use of the alternative limitation, then the percentage shall be reduced that affects the fewest number of Highly Compensated Employees' Accounts or, in case of a tie in the number of Accounts affected, results in the lowest dollar amount removed from Highly Compensated Employees' Accounts. The appropriate percentage shall be reduced in accordance with this Plan's other provisions without considering whether an Employee was eligible to make or receive contributions subject to both the Actual Deferral Percentage Test and the Average Contribution Percentage Test.

Section 2         Excess Aggregate Contribution by Highly Compensated Employees

(A) If during the Plan Year the Employer anticipates that the acceptable limits set forth in Section 1 above will be exceeded as of the end of the Plan Year, the Employer may order the suspension and/or reduction of Highly Compensated Participants' Contribution Percentage Amounts as may be necessary. The Committee shall reasonably project which Participants will be Highly Compensated Participants and are subject to this suspension and/or reduction.

(B) If the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees exceeds the limitation as of the close of the applicable Plan Year, the

Excess Contribution Percentage Amounts (referred to as Excess Aggregate Contributions) shall be initially determined using the following "leveling" process. Contribution Percentage Amounts will be subtracted from the Highly Compensated Employee's accounts with the highest Contribution Percentage (and considered Excess Aggregate Contributions) until this Employee's Contribution Percentage equals the next highest Contribution Percentage of a Highly Compensated Employee or until the limitation is no longer exceeded. This process is repeated until the limitation is no longer exceeded.

Effective for Plan Years beginning after December 31, 1996, the amount of the Excess Aggregate Contributions is determined as if the previous paragraph applied, but the Excess Aggregate Contributions are actually subtracted from the Accounts of Eligible Participants who are Highly Compensated Employees using the following "leveling" process. Contribution Percentage Amounts will be subtracted from the Highly Compensated Employee's Accounts with the greatest amount of Contribution Percentage Amounts until this Employee's Contribution Percentage Amounts equals the next greatest Highly Compensated Employee's Contribution Percentage Amounts or until the total amount of Excess Aggregate Contributions has been subtracted from Employees' Accounts. This process is repeated until the total amount of Excess Aggregate Contributions has been subtracted from Employees' Accounts.

If this subsection (B) requires that Excess Aggregate Contributions be subtracted from a Highly Compensated Employee's Accounts whose Contribution Percentage was determined under the family aggregation rules of section 1
(C)(ii) of this Article, then the Excess Aggregate Contributions shall be allocated among the Highly Compensated Employee and the Family Member(s) in proportion to the contributions of each individual that were combined to determine the Contribution Percentage.

The Excess Aggregate Contributions with earnings thereon shall be distributed from the Highly Compensated Participant's Accounts no later than the close of the Plan Year following the Plan Year to which the Excess Aggregate Contributions relate. The Employer must pay any excise tax required by Code
Section 4979 on any Excess Aggregate Contributions not distributed within 2-1/2 months after the close of the Plan Year to which the Excess Aggregate Contributions relate.

(C) After January 1, 1999, Excess Aggregate Contributions shall be distributed first from the Highly Compensated Participant's Employer Matching Contributions Account (or, if applicable, Qualified Nonelective Contributions Account and Elective Deferral Account). Prior to January 1, 1999 Excess Aggregate Contributions were first distributed from the Highly Compensated Participant's Employee After-Tax Contribution Account and then, if needed, the Excess Aggregate Contributions were distributed from the Participant's Employer Matching

Contributions Account (or, if applicable, Qualified Nonelective Contributions Account and Elective Deferral Account).

Notwithstanding the fact that the Excess Aggregate Contributions were distributed, the amount of the Excess Aggregate Contributions shall be an Annual Addition with respect to the maximum limitations of Code Section 415 to the extent required by the Secretary of the Treasury.

                                   ARTICLE IX

                    MAXIMUM LIMITATION UNDER CODE SECTION 415

Section 1         Limitations for Defined Contribution Plans Under Code Section
    415

(A) Maximum Annual Addition

         (i) The amount of Annual Additions (as defined below) which may be credited to a Participant's Accounts for any Limitation Year may not exceed the lesser of (a) $30,000 As Adjusted or (b) 25% of the Participant's compensation for the Limitation Year.

"Compensation" for this Article only is defined as wages and all other payments of compensation reportable on Form W-2, determined without regard to any rules under Code Section 3401(a) that limit compensation based on the nature or location of the employment or the services performed.

Effective for Limitation Years beginning after December 31, 1997, "Compensation" for this Article also includes compensation not otherwise includible in the Employee's gross income by reason of any reductions for contributions in the form of voluntary salary reductions due to a qualified cash or deferred arrangement of the Employer or due to a cafeteria plan of the Employer maintained pursuant to Code Section 125.

         (ii) For purposes of the limitations of this Section 1, if contributions are made to two or more defined contribution plans, the various plans shall be considered a single defined contribution plan.

         (iii) The compensation limitation in (b) above, however, shall not apply to (a) any contribution for medical benefits within the meaning of Code Section 419A(f)(2) after separation from service which is otherwise treated as an Annual Addition or
                  (b) any amount otherwise treated as an Annual Addition under Code Section 415(a).

(B) Definition of Annual Additions

For purposes of this Plan, Annual Additions shall mean the sum of the following amounts credited to the Participant's Accounts during the Limitation Year.

         (i)    Elective Deferrals
         (ii)   Employee After-Tax Contributions
         (iii)  Employer Contributions
         (iv)   Any other amounts required to be included by Code Section 415(c)
                (2)

Any contributions made on behalf of veterans returning to employment that are required by the Uniformed Services Employment and Reemployment Rights Act of 1994 are credited for the purpose of this Article to the Limitation Year to which relate, not the Limitation Year in which they were paid.

(C) Excess Annual Additions

If, as a result of the allocation of Forfeitures, a reasonable error in estimation a Participant's compensation, a reasonable error in determining the amount of Elective Deferrals that may be made by an individual under the limits on Annual Additions, or because of other facts and circumstances which the Commissioner of the Internal Revenue Service finds justifies the availability of the rules under Treasury Regulation Section 1.415-6(b)(6), the Annual Additions under this Plan for a particular Participant would cause the limitations of Code
Section 415 applicable to that Participant for the Limitation Year in question to be exceeded, the excess amounts shall not be deemed Annual Additions in that Limitation Year if the Following procedures are followed for that Limitation
Year:

         (i) Employee After-Tax Contributions and Elective Deferrals withheld by the Employer and not yet paid over to the Trust Fund shall be paid over to the Participant in which event Employer Matching Contributions shall not be made with regard to those amounts.

         (ii) If an excess still exists, Employee After-Tax Contributions or Elective Deferrals shall be returned to the Participant. Earnings to be returned to the Participant, if any, shall be computed as provided in the regulations.

         (iii) If an excess still exists, the excess amount will be used to reduce Employer Contributions for the Participant in the next and succeeding Limitation Years. If the Participant was not covered by the Plan at the end of the Limitation Year, the Excess will be applied to reduce Employer Contributions for all remaining Participants in the next and succeeding Limitation Years.

         (iv) The excess amounts shall be held unallocated in a suspense account. If a suspense account is in existence form a prior Limitation Year, all amounts in the suspense account must be allocated to the Participant's Accounts in succeeding Plan Years before any Employer contributions and Employee contributions, which would constitute Annual Additions, may be made to the Plan for that Plan Year for that Participant. At the discretion of the Employer, investment gains or investment losses shall be allocated to the suspense account.

Section 2 Special Rules for Plans Subject to Overall Maximum Limitations Under Code Section 415(e)

(A) General

This Section applies for Plan Years beginning before January 1, 2000. If the Participant is or was at any time covered under both a defined benefit plan and a defined contribution plan maintained by an Affiliated Employer, the sum of the Participant's defined contribution plan fraction may not exceed 1.0 in any Limitation Year. If in any Limitation Year the sum of the defined benefit plan and the defined contribution plan fractions will exceed 1.0, the benefits under the defined benefit plan will be reduced so that the sum of the fractions equals 1.0.

(B) Defined Benefit Plan Fraction

The defined benefit plan fraction is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by an Affiliated Employer, and the denominator of which is the lesser of (i) 1.25 times the dollar limitation on benefits under Code Section 415 in effect for the Limitation Year or (ii) 1.4 times the percentage limitation on benefits under Code Section 415 in effect for the Limitation Year. For purposes of this Subsection 2(B), the projected annual benefit with respect to any defined benefit plan means the annual benefit to which the Participant would be entitled under the terms of the plan.

(C) The Defined Contribution Plan Fraction

The defined contribution plan fraction is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all defined contribution plans maintained by an Affiliated Employer (whether or not terminated) for the current and all prior Limitation Years and the denominator of which is the sum of the lesser of determined for that year and for each prior year of service with an Affiliated Employer (i) 1.25 times the Dollar Limitation in effect for the Limitation Year or (ii) 1.4 times the Participant's compensation limitation determined for that year and for each prior year of service with an Affiliated Employer.

(D) Top Heavy Years

If in any Limitation Year the Plan is Top-Heavy, the dollar limitation multiplier of 1.25 shall become 1.0 in the denominators of both the defined benefit and the defined contribution fractions.

(E) Special Transition Rules

For purposes of this Section, any transition rules shall apply which are either:
(i) prescribed by the Secretary of the Treasury under the Tax Equity and Fiscal Responsibility Act of 1982 or the Tax Reform Act of 1986 or (ii) elected by the plan administrator under Code Section 415(e)(6).

                                    ARTICLE X

                              PARTICIPANT ACCOUNTS

Section 1         Establishment of Individual Participant Accounts

The Employer or its designee shall create and maintain adequate records to disclose the interest in the Trust Fund of each Participant. The records shall be in a form of individual Accounts and shall be adjusted in the manner described in this Article.

At the discretion of the Employer, the following separate Accounts may be established and maintained on behalf of each Participant.

(A) A separate Participant's Elective Deferral Account credited with Elective Deferrals and net earnings.

(B) A separate Participant's Employer Matching Contributions Account credited with Employer Matching Contributions and net earnings.

(C) A separate Eligible Participant's Employer Nonmatching Contribution Account credited with Employer Nonmatching Contributions and net earnings (with a separate Account for each type of Employer Nonmatching Contributions allocated pursuant to each of the subsections of Section 3 of Article VII for any Eligible Participants who have more than one type of Employer Nonmatching Contribution).

(D) A separate Eligible Participant's Qualified Nonelective Contributions Account credited with Qualified Nonelective Contribution and net earnings.

(E) A separate Participant's or Employee's Rollover Contribution Account credited with rollover contributions and net earnings pursuant to Section 2 below.

(F) A separate Participant's Employee After-Tax Contributions Account credited with Employee After-Tax Contributions made prior to January 1, 1999 (January 1, 2000 for Participants at Belden Communications) and net earnings. The Employee After-Tax Contributions Account shall be treated as a separate Code Section 72(e)(9) contract, and any distributions (or portions of distributions) of Employee After-Tax Contributions or net earnings on those contributions shall be treated as distributed from this contract.

In Addition, the Employer may establish a set of Accounts for Alternate Payees pursuant to a Qualified Domestic Relations Order.

Section 2         Rollover Contributions Account

With the permission of the Employer, the trustee may accept, other than employee after-tax contributions, amounts deemed to be rollovers from another plan or trust qualified under Code Sections 401(a) and 501(a) on behalf of an Employee or Participant. The amounts may be accepted through a rollover Individual Retirement Account known as a conduit IRA, a qualified distribution made directly to a Participant, or a direct rollover transferred from another plan's trustee pursuant to Code Section 401(a) (31). Any amounts to be transferee must be acceptable to the Trustee and must not in the opinion of the Employer endanger the tax qualification of the Plan or Trust Fund. The amounts may be commingled with other assets of the Trust Fund.

If the Benefits Committee reasonably concluded that an amount could be accepted as a rollover contribution without endangering the qualification of the Plan or Trust Fund but later determines that the amount should not have been accepted as a rollover contributions, the improper amount must be distributed as soon as administratively feasible.

Section 3         Adjustment of Participant Accounts

As of each Valuation Date, the Employer or its designee shall adjust the Accounts of each Participant to reflect net income as well as net realized and net unrealized appreciation in the market value of each Investment Fund for the period then ended. All assets shall be valued in accordance with their then fair market value. The Employer retains discretion to modify on a nondiscriminatory basis the mechanical procedures for allocating investment experience among Participants' Accounts.

Section 4         Adjustment of Accounts for Terminated Participants

(A) Accounts Which Have Not Experienced Distributions

If a Participant does not receive a distribution of the Participant's total vested Accounts at the Participant's prior termination of employment in accordance with Article XIV and the Participant is reemployed prior to 5 consecutive one-year Breaks in Service, any nonvested Account(s) shall be reinstated and adjusted in accordance with regulations prescribed by the Secretary of Treasury.

(B) Accounts Which Have Experienced Distributions

If a Participant elected to receive a distribution of the Participant's total vested Accounts at the Participant's prior termination of employment in accordance with Article XIV and the Participant is reemployed, the Participant's nonvested Account(s), if reinstated pursuant to Article XV, shall not be adjusted by any later gains or losses which occur during the period of absence.

Section 5         Forfeiture Amounts

Upon a forfeiture event pursuant to Article XIV, Forfeitures shall be used as provided in Section 4 of Article VII.

Section 6         Records and Reports

The Employer or its designee will keep records of Accounts and will submit to the Employer and Plan Participants not less than annually a report of transactions and activities. Copies of all reports not distributed to Participants will be available for inspection at the principal office of the Employer and at other places as the Employer may specify.

                                   ARTICLE XI

                         PARTICIPANT INVESTMENT ELECTION

Section 1         Initial Elections

As authorized in Article XVI, each Participant shall designate one or more of the Investment Funds into which future contributions shall be made on behalf of the Participant. The investment election shall be made in multiples of whole percentages.

Section 2         Change of Investment Election

A Participant may change an investment election of future contributions daily. The requested changes will be reflected with the next payroll deduction. This
Section is subject to the restrictions in Section 5 and 6 of this Article and
Section 2 of Article XVI. This Section 2 applies to Participants at Belden Communications on and after January 1, 2000.

Prior to October 1, 1999, a Participant may change an investment election of future contributions as of the first day of any calendar month in multiples of whole percentages by making the election by the 25th of the prior calendar month. This Section is subject to the restrictions in Section 5 and 6 of this Article and Section 2 of Article XVI.

Section 3         Reallocation of Existing Account Balances

A Participant may elect to transfer all or a portion of the Participant's existing Account balances on a daily basis in multiples of whole percentages. Transfers that are requested after 4:00 p.m. will be honored as of the next Valuation Date. This Section is subject to the restrictions in Sections 5 and 6 of this Article and Section 2 of Article XVI.

Prior to October 1, 1999, a Participant may reallocate existing Account balances as of the next Valuation Date (after investment gains or losses are allocated) in multiples of whole percentages by making the election by the 25th of any calendar month. This Section is subject to the restrictions in Sections 5 and 6 of this Article and Section 2 of Article XVI.

Prior to October 1, 1999, the Employer may decide on a nondiscriminatory basis to execute these reallocations by performing an estimated reallocation on or about the first business day after the Valuation Date and then performing a final adjustment reallocation as soon as administratively feasible after the recordkeeping valuation for that Valuation Date is completed.

To protect the rate of return of assets invested in an Investment Fund that primarily invests in insurance or bank investment contracts, the Employer may prohibit reallocations that transfer assets from this Investment Fund into other funds specified by the Employer.

Section 4         Duration of Investment Election

The new investment election thereby specified shall remain in effect until a subsequent investment election is made. A reallocation of existing Account balances will not be repeated unless a Participant elects another reallocation.

Section 5         Investment of Employer Matching Contributions Account

Regardless of the Participant's election pursuant to the other sections in this Article, all of the Employer Matching Contributions Account will be invested in the Investment Fund that primarily holds Employer Stock (effective January 11, 2000 for Participant's of Belden Communications).

A Participant may transfer all or a portion of the Participant's Company Matching Contributions Account as of any Valuation Date on or after the Participant reaches age 55. This transfer is executed using procedures similar to those specified in Section 3 of this Article. Additional restrictions on the timing of this election apply to officers of the Employer required to comply with Section 16 of the Securities Exchange Act of 1934 (as amended) and regulations issued thereunder.

Section 6         Investment of Employer Nonmatching Contributions Account

Regardless of the Participant's elections pursuant to the other sections in this Article, all of the Employer Nonmatching Contributions Account will be invested by the Trustee as directed by the Employer.

Section 7         Transfers

The Trustee shall accept transfers from the Belden Wire & Cable Company Savings Plan for Participants transferred from an employer or location participating in the Belden Wire & Cable Company Savings Plan to the Employer or location participating in the Belden Wire & Cable Company Retirement Savings Plan.

Transfers made from investment funds in the Belden Wire & Cable Company Savings Plan to identical investment funds in the Belden Wire & Cable Company Retirement Savings Plan shall be in kind. If the identical funds in which a Participant is invested are available under both plans, the funds will be kept in those particular funds. If identical investment options are not available under this Plan, the Participant may elect the funds which will receive the transfer."

Section 8         Miscellaneous

Any contributions received for a Participant for which the Participant has not made an investment election or which is not governed by any prior section of
Article XI shall be invested by the Trustee as directed by the Employer.

                                   ARTICLE XII

                                      LOANS

Section 1         Standards for Granting Loans

(A) Eligible Loan Applicants

Loans are available to Plan Participants on a reasonably equivalent basis and must be made without regard to a Participant's race, color, religion, sex, age or national origin. Loans may be made to Plan fiduciaries on the same terms as they are made available to other Participants.

Participants who are employees of the Employer are eligible for loans, with the exception of Employees employed at the Clinton, Arkansas and Carmel, Indiana facilities who, effective May 7, 1999, are no longer eligible for loans. Additionally, Participants who are not currently employees of the Employer are eligible for loans if they are "parties in interest" as that term is defined in
Section 3(14) of ERISA.

(B) Maximum Loan Amount

The amount of a loan is limited to the lesser of (i) 1/2 of the Participant's vested Account balances (excluding Employer Nonmatching Contributions Accounts) determined as of the most recently completed valuation minus the outstanding balance of all other loans or (ii) $50,000 reduced by the highest outstanding balance of the Participant's previous loans from the Plan during the 1-year period ending on the day before the effective date of the new loan.

For the purpose of computing the above amounts, all loans from all plans of all Affiliated Employers are treated as if made under this Plan.

(C) Minimum Loan Amount; Increments

The minimum loan amount is $1,000. Loans may be made in $100 increments.

(D) Loan Purpose

Loans may be made for any lawful purpose of the Participant. The Participant must intend to repay the loan.

(E) Persons Administering Loan Program

The Trustee may invest Plan assets to establish the loan program. The Employer administers the loan program.

(F) Basis for Denial

The Employer may deny a loan application for any of the following reasons.

         (i) The Employer believes that the transaction does not meet the standards and eligibility requirements expressed in this Article.

         (ii) The Employer believes that the proposed loan would be inconsistent with the basic fiduciary rules governing Plan assets.

         (iii) The Employer decides to suspend for any period the making of loans.

         (iv) Effective May 7, 1999, the Employee is employed at the Clinton, Arkansas or Carmel, Indiana facilities and is requesting a loan.

Decisions by the Employer regarding loan applications shall be final and shall be timely communicated to the Participant. The loan standards must be met as of the date a loan is granted, renewed, or modified.

Section 2         Terms of the Loan

Each loan will be evidenced by a promissory note containing the following terms.

(A) Security

The loan must be secured by 1/2 of the value of the Participant's vested Account balances. This is the same portion of the Accounts from which the Participant is borrowing funds.

(B) Interest Rate

For loans effective prior to March 1, 1999, the loan will bear a reasonable rate of interest. The Employer will determine the appropriate interest rate annually, unless the Employer believes the interest rate must be revised during the year to comply with Department of Labor regulations.

The interest rate will be fixed and will not be adjusted during the term of the loan (until a renewal or modification of the loan).

For new loans effective on or after March 1, 1999 but before January 1, 2000, the interest rate will be the prime rate as published in the Wall Street Journal on January 4, 1999 (7.75%).

For new loans effective on or after January 1, 2000, the interest rate shall be the prime rate as published in the Wall Street Journal on the first business day following the October 31 of the prior calendar year.

(C) Amortization

The loan must be repaid with interest in level amortized payments made quarterly or on a more frequent basis. Loans, other than those used to purchase a principal residence, may be amortized for 1 year, 18 months, 2 years, 30 months, 3 years, 42 months, 4 years, 54 months or 5 years. The loan must be repaid within 5 years.

If the loan is to be used for the purchase of a principal dwelling, the loan may be amortized for a period of a minimum of 1 year, up to a maximum of 10 years, in 6 month increments, and the loan must be repaid within 10 years.

Prior to January 1, 1998 - The loan must be repaid with interest in level amortized payments made quarterly or on a more frequent basis. Loans may be amortized for 1, 2, 3, 4, or 5 years. The loan must be repaid within 5 years.

(D) Date of Loan

The loan funds will be advanced to the Participant as soon as administratively feasible after approval of the Participant's loan application and after all applicable funds are liquidated. Loan applications will be processed daily.

Prior to October 1, 1999, the loan funds will be mailed to the Participant during the first half of the month after the Participant applied for a loan.

(E) Acceleration of Loan Upon Termination

The outstanding loan amount will be due immediately if the Participant becomes no longer eligible for a loan with exception of:

         (i)      Participants who are laid off or disabled,

         (ii) Employees at the Clinton, Arkansas or Carmel, Indiana Facilities on April 30, 1999 whose loans shall be extended until the earlier of the distribution of their remaining Accounts or July 1, 1999.

Section 3         Loan Application Procedure

Participants interested in applying for loans from their vested Account balances in the Plan should apply for a loan through the telephone voice response system. Loan papers, a promissory note and a check will be mailed to the Participant.

Prior to October 1, 1999, Participants interested in applying for loans from their vested Account balances in the Plan should apply for a loan by obtaining the Employer's application form through the telephone voice response system no later than the 15th of any month. Loan applications must be submitted in writing to the Employer and must be postmarked no later than the 19th of any month.

The Employer may require on a uniform basis each Participant applying for a loan to submit a reasonable loan application fee or administrative fee.

No more than one loan may be outstanding to a Participant from the Plan at any time.

Section 4         Loan Repayment

If the Participant is employed by the Employer, the loan must be repaid by amounts deducted from the Participant's payroll check. Payroll deductions will begin the first administratively feasible payroll after the issuance of the loan check.

Prior to October 1, 1999, if the Participant is employed by the Employer, the loan must be repaid by amounts deducted from the Participant's payroll check, beginning the month after the month in which the Participant receives the loan amount. The Participant shall complete a form supplied by the Employer authorizing these deductions.

If the Participant does not receive a payroll check from the Employer sufficient for deducting a payment, the Participant must make the payment directly to the Employer (the Trustee prior to October 1, 1999) on or before the date payment is due. The Employer will forward the payment to the Trustee. The Employer may require Participants who repay their loans by check to pay a check handling and processing fee to compensate the Plan for estimated time and expenses incurred in excess of those incurred for repayment by payroll check deduction. The Employer may also provide, on a nondiscriminatory basis, that loan repayments not be permitted or required during the first 12 months of an unpaid leave of absence, as permitted by proposed or final regulations.

A Participant may repay the full outstanding loan balance including accrued but unpaid interest without penalty at any time.

Prior to October 1, 1999, a Participant may repay the full outstanding loan balance including accrued by unpaid interest without penalty as of the last day of any month.

Section 5         Loans as Plan Investments

(A) Accounting

On the date of a Participant's loan, the amount of the loan shall be taken from the Participant's Investment Funds and segregated into a separate investment account known as the Participant's Loan account. This amount then is exchanged for the promissory note. As of any Valuation Date, the Participant's Loan account shall be equal to the outstanding principal loan balance payable on the promissory note.

(B) Order of Withdrawal

The loan amount is taken from Accounts in the following order: Elective Deferrals Account, rollover Account, Employer After-Tax Contributions Account, from any other Accounts (other than the Company Matching Contributions Account), lastly from the Company Matching Contributions Account. Within each Account, the loan amount is taken first from the Investment Funds pro rata other than those Investment Funds primarily holding Employer Stock or Cooper Industries, Inc. stock, second from the Investment Fund holding primarily Cooper Industries, Inc. stock, and third from the Investment Fund holding primarily Employer stock.

(C) Loan Fund

Notwithstanding the Investment funds established pursuant to Article XVI, there shall be established a Loan Fund to accept the Promissory Note executed by the Participant to evidence the debt created. This Loan Fund will receive the interest and principal payments as paid. As of each Valuation Date, these will be transferred to the Investment Funds currently accepting contributions pursuant to the Participant's current investment elections. If no investment elections exist, then the interest and principal payments shall be made to the Investment Fund as the Employer designates.

(D) Effect on QDRO's

An amount of an outstanding loan is officially included in a Participant's vested account balances. Participants who submit Qualified Domestic Relations Orders to the Plan should consider their obligations to repay these loans as they decide how to allocate their Account balances between themselves and Alternate Payees. If an Alternate Payee will become liable for the repayment of all or part of the outstanding loan balance, this will be treated as a loan modification.

(E) Promissory Notes are Plan Assets

Because the promissory notes evidencing loans are assets of the Plan, they must be held by the Trustee or designee of the Trustee, unless an ancillary Trustee, Investment Fund Manager, or other lawfully designated fiduciary is named for the limited purpose of holding the notes. The Trustee, pursuant to the Trust Agreement, has directed the Employer to act as custodian with respect to promissory notes, mortgages and related documents in connection with Plan loans. To the extent required by ERISA, a fiduciary bond must cover the holder of the notes.

Prior to October 1, 1999, because the promissory notes evidencing loans are assets of the Plan, they must be held by the Trustee, unless an ancillary Trustee, Investment Fund Manager, or other lawfully designated fiduciary is named for the limited purpose of holding the notes. To the extent required by ERISA, a fiduciary bond must cover the holder of the notes.

Section 6         Default

A loan will be considered in default and the outstanding loan amount is due immediately if one or more payments are made more than 90 days late. If a payment is made late, but not more than 90 days late, the loan will not be in default. The Employer may establish and collect late fees for late payments in an amount considered reasonable by commercial lending institutions, and failure to timely pay these fees will be considered a default of the entire loan, Additionally, a loan will be considered in default if it is accelerated under
Section 2(E) of this Article.

Prior to January 1, 1999, a loan will be considered in default and the outstanding loan amount is due immediately if one or more payments are made more than 15 days late. If a payment is made late, but not more than 15 days late, the loan will not be in default. The Employer may establish and collect late fees for late payments in an amount considered reasonable by commercial lending institutions, and failure to timely pay these fees will be considered a default of the entire loan. Additionally, a loan will be considered in default if it is accelerated under Section 2(E) of this Article.

The Benefits Committee may also suspend the obligation to repay loans during any leave of absence or other period for which loan payments do not have to be made as permitted by Code Section 414(u) or Code Section 72(p) and final or proposed regulations issued thereunder without the loan being treated as a taxable distribution or tax purposes. Any such suspension shall be made on a uniform basis to all similarly situated Participants.

If the portion of the Participant's vested Account balances securing the loan is or becomes insufficient to protect the Plan from a loss of principal or interest, the Employer will enforce its security interest as soon as practicable after default (while maintaining the Plan's qualified status). However, if the security is adequate, it is within the Employer's discretion whether it is prudent to enforce the security interest as soon as practicable, to delay this enforcement, or to accept late payments after a default occurs.

                                  ARTICLE XIII

                 WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT

Section 1         Hardship Withdrawals

A Participant who is an Employee may request the administrative forms to receive a hardship withdrawal from the Participant's Account by calling the telephone response system. The written application and administrative forms must be completed and returned within 45 days of the issuance of the forms. Once approved, the Employer will direct the Trustee to distribute all or any portion of the Participant's Account Balance. The Participant must meet the conditions specified in subsections (A), (B) and (C) below.

The amount available for hardship withdrawals is the portion of the Participant's Account Balance as of December 31, 1988 plus contributions credited to the Participant's Account allocable to the Elective Deferrals, the Employee After-Tax Contributions Account, and the Rollover Contribution Account made after December 31, 1988 less any withdrawals taken after December 31, 1988. Participants with ICI balances may receive hardship withdrawals of amounts attributable to 401(k) contributions, matching contributions, profit sharing contributions plus earnings, and rollover amounts plus earnings, as reported by the previous recordkeeper as the amount available for hardship withdrawals. Participants who participated under the AEC Retirement Savings Plan may also request a hardship withdrawal of the Participant's 401(k) balance as of December 31, 1988 plus elective deferrals made after December 31, 1988 less any withdrawals taken after December 31, 1988 and from their prior plan account balance under the AEC Retirement Savings Plan.

Withdrawals under this Section are processed daily and will be paid as soon as administratively feasible. Withdrawals are available for all Participants except for Employees employed at the Clinton, Arkansas and the Carmel, Indiana facilities for withdrawals requested after May 7, 1999.

Prior to October 1, 1999, upon the written application of a Participant who is an Employee, the Employer will direct the Trustee to distribute all or any portion of the Participant's Account Balance as of December 31, 1988 plus contributions credited to the Participant's Account allocable to the Elective Deferrals, the Employee After-Tax Contributions Account, and the Rollover Contribution Account made after December 31, 1988 (Participants with ICI balances include 401(k) contributions, profit sharing contributions plus earnings, and rollover amounts plus earnings in the amount available for hardship withdrawals) less any withdrawals taken after

December 31, 1988 if the following conditions are met. Withdrawals under this Section are made twice each month for all Participants.

(A) The Participant needs the withdrawal for an immediate and heavy financial need, based on all relevant facts and circumstances. A financial need may be immediate and heavy even if it was reasonably foreseeable or voluntarily incurred by the Employee. The following events are deemed immediate and heavy financial needs, even if they might not meet the above requirements of this subsection (A).

         (i) Medical expenses for the Participant's immediate family if the expenses are previously incurred or necessary to obtain medical care.

         (ii) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments).

         (iii) Tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant's immediate family.

         (iv) Payments necessary to prevent eviction from or foreclosure on the Participant's principal residence.

         (v) Other needs announced by the appropriate governmental authority in a document of general applicability to constitute immediate and heavy needs.

(B) The amount of the distribution does not exceed the amount needed to satisfy the Participant's need. The amount may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. To satisfy this paragraph the Participant must represent in writing and the Employer must not have actual knowledge to the contrary that the need cannot be reasonably relieved in one or more of the following ways.

         (i) Through reimbursement or compensation by insurance or otherwise.

         (ii)     By liquidation of the Participant's assets.

         (iii)    By cessation of Elective Deferrals under this Plan.

         (iv) By other distributions, withdrawals, or nontaxable loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need.

(C) The minimum amount withdrawn must be the lesser of $500 or the total amount available under the first sentence of this Section 1.

Section 2         Other Withdrawals of Elective Deferrals

A Participant's Elective Deferral Account may be distributed (i) on the disposition of substantially all of the assets of the Employer if the transferor corporation continues to maintain the Plan and the Participant continues employment with the corporation acquiring the assets, or (ii) on the disposition of a subsidiary of the Employer if the transferor corporation continues to maintain the Plan and the Participant continues employment with the subsidiary.

Section 3         Post Age 59-1/2 Withdrawal

A Participant who is an Employee and who has attained the age of 59 1/2 may elect to withdraw all or a portion of the Participant's Accounts, including those amounts attributable to Employer hourly contributions, determined as of the application date. Payment will be made as soon as it is administratively feasible to process the withdrawal. Payment shall be made in a single sum. The order of the withdrawals shall be determined by the Employer.

Prior to October 1, 1999, a Participant who is an Employee and who has attained the age of 59 1/2 may elect in writing no more than once per calendar year to withdraw all or a portion (prior to 1/1/98 minimum $500 per withdrawal) of the Participant's Accounts, including those amounts attributable to Employer hourly contributions, determined as of a Valuation Date following the date after making written application to the Employer (or if the application is mailed, the date of the postmark). Payment will be made after the first Valuation Date in which it is administratively feasible to process the withdrawal. Payment shall be made in a single sum. The order of the withdrawals shall be determined by the Employer.

Section 4         Direct Rollovers of Withdrawals; Payment in Cash or Shares

Withdrawals are subject to the provisions of Section 6 of Article XIV. However, effective as of October 1, 1999 withdrawals of Elective Deferrals under Section 3 of this Article are not subject to the provisions of Section 6 of Article XIV.

All distributions shall be paid in cash, including whole shares of stock from the Belden Inc. Common Stock Fund unless the recipient elects to receive payment in shares of Belden Inc. Common Stock.

                                   ARTICLE XIV

                            DISBURSEMENT OF BENEFITS

Section 1         General

The Plan will distribute a Participant's Accounts only as authorized in this Article or the preceding Article.

All distributions will be valued as of the Valuation Date on or next following when the Employer receives the Participant's distribution request and rollover election. No earnings will be computed for the period since that Valuation Date. However, the Trustee, or its delegate, may in its sole discretion adjust the value of the Accounts to reflect rapidly fluctuating increases or decreases in the value of the Trust (or any Investment Funds) since that Valuation Date.

Prior to October 1, 1999, all distributions will be valued as of the Valuation Date on or next following when the Employer receives the Participant's distribution request and rollover election, except that a distribution request and rollover election received shortly after a Valuation Date but postmarked on or before the Valuation Date will be valued as of that Valuation Date. No earnings will be computed for the period since that Valuation Date. However, the Trustee may in its sole discretion adjust the value of the Accounts to reflect rapidly fluctuating increases or decreases in the value of the Trust (or any Investment Funds) since that Valuation Date.

All distributions shall be paid in cash, including whole shares of stock from the Belden Inc. Common Stock Fund unless the recipient elects to receive payment in shares of Belden Inc. Common Stock.

Section 2         Retirement

(A) Retirement Dates

Retirement Date shall mean any of the following.

         (i) The Normal Retirement Date of a Participant shall be the date the Participant attained age 65 and terminated employment.

         (ii) The Late Retirement Date of a Participant who remains employed after Normal Retirement Date shall be the date the Participant terminated employment.

         (iii) The Early Retirement Date of a Participant shall be the later of the date the Participant attained age 55 and the date the Participant terminated employment.

         (iv) The Disability Retirement Date of a Participant shall be the date the Participant is determined to have a Permanent and Total Disability.

(B) Full Vesting

Upon the attainment of Normal Retirement Date, Late Retirement Date, or Disability Retirement Date, a Participant's Accounts shall be 100% vested, except that termination of employment is not required.

(C) Payment of Retirement Benefits

In the event of the Normal or Late Retirement Date of a Participant, a Participant may elect to receive, in accordance with Section 5 of this Article, the full value of the Participant's Accounts. The Participant's Accounts shall be distributed at the Participant's discretion as of any Valuation Date following the Participant's retirement date, but not earlier than as of the next Valuation Date. In no event, however, may a Participant who is no longer an Employee delay the receipt of any Account balances after the Participant attained or would have attained age 70 1/2.

(D) Early Commencement

Upon reaching age 55, a retiring Participant or a deferred vested Participant may transfer his vested account balance to the Belden Wire & Cable Company Salaried Employees' Retirement Plan and receive an annuity from that plan.

Section 3         Death

If a Participant dies while employed by the Employer, the Participant's Accounts shall be 100% vested. Upon the death of a Participant, the Employer shall direct the Trustee to distribute as early as the next succeeding Valuation Date in accordance with Section 5 of this Article the full value of the Participant's Accounts to the designated Beneficiary as indicated in Article II, except that if the Beneficiary is the Participant's surviving Spouse, the Spouse may elect to delay payment until the time the Participant would have been required to receive payment if the Participant had not died.

If a Participant dies after the Participant's employment is terminated, but while any balance remains in the Participant's Accounts, the balance shall be payable in accordance with this Section 3, but no additional amounts shall become vested.

Section 4         Distributions Prior to Retirement and Death

(A) Before Termination of Employment

Distributions are permitted before termination of employment only to the extent provided in the following paragraph (effective January 1, 1999), Articles XII and XIII and Section 7(B) of Article XIV of this Plan.

A Participant of the Cord Division located at the Clinton, Arkansas and Carmel, Indiana facilities may have the Participant's Account balance distributed upon the disposition of the division of the Employer if the transferor corporation continues to maintain the Plan and the Participant continues employment with the division.

The Participant must elect to receive the distribution and the distribution must be paid no later than December 31, 2001. If a Participant does not receive his distribution on or before December 31, 2001, the Participant may not receive a distribution from the Plan until the Participant's termination of employment with the purchasing company.

(B) After Termination of Employment

A Participant shall be 100% vested in the value of the Participant's (i) Employee After-Tax Contributions Account (if any), (ii) Elective Deferral Account, (iii) Qualified Nonelective contributions Account, (iv) Employer Matching Contributions Account (if any), (v) Rollover Contributions Account (if any), and (vi) Employer Contribution Accounts required to be fully vested by an Addendum.

The value of a Participant's Employer Contribution Account(s) containing hourly pension contributions or containing retiree medical credits shall be vested according to the following schedule.

--------------------------------------------------
Number of Years of Service     Vesting Percentage
--------------------------------------------------
--------------------------------------------------
Less than 3                            0%
--------------------------------------------------
3 but less than 4                     33%
--------------------------------------------------
4 but less than 5                     67%
--------------------------------------------------
5 or more                            100%
--------------------------------------------------

However, any Participant who has not earned an Hour of Service since the Effective Date shall have the Participant's vested percentage determined by the Plan's provisions in effect immediately before the Effective Date.

(C) Distribution of Vested Amounts

If a Participant elects to receive a distribution of the Participant's vested Accounts upon termination of employment for any reason other than retirement, death, or termination of the Plan, the vested portion of the Participant's Accounts will be distributed to the terminated Participant, in accordance with
Section 5 of this Article, no later than 60 days following the first available Valuation Date subsequent to the date of termination of Employment if the Participant's election is received prior to the first available Valuation Date.

(D) Nondistribution at Termination of Employment

If a Participant elects not to receive a distribution of the Participant's Accounts within 90 days after the Participant received a distribution request form and notice of tax consequences, the Participant may still elect to receive a distribution as of any Valuation Date by timely filing a distribution request form. In no event, however, may a Participant who is no longer an Employee delay the receipt of any Account balances after the Participant attained or would have attained age 70 1/2. If a Participant had not elected to receive a distribution at termination of employment, the Accounts shall be maintained by the Employer in accordance with Article X and the Accounts shall continue to be invested in their current Investment Funds or similar funds if the investment options are subsequently changed by the Employer unless the Participant elects otherwise in accordance with Article XI.

Effective October 1, 1999, the Employer may charge on a uniform basis each Participant who chooses to leave his Account Balance in the Plan after termination of employment a reasonable administrative fee.

(E) Cash-Out

If a Participant's vested Account balances upon termination of employment for any reason other than retirement, death, or termination of the Plan is not more than $3,500 ($5,000, effective January 1, 1998), the Employer must direct the Trustee to distribute the vested Accounts in accordance with Subsection (C) of this Section. If the balance is zero, the distribution of the vested Accounts is deemed to occur. The Participant's consent or election is not required for this "cash out" distribution except that the direct rollover election as provided in
Section 6 of this Article is required.

For the purpose of this Subsection (E) only, the Participant's vested Account balances shall be considered as exceeding $3,500 ($5,000, effective January 1, 1998) if it exceeded $3,500 ($5,000, effective January 1, 1998) at the time of any prior distribution.

(F) Forfeiture Event

The Participant's nonvested portion of Employer Contributions Account(s) shall be forfeited on the earlier of (i) the date the Participant received the distribution of the vested Employer contributions Account(s) or (ii) the date the Participant had incurred 5 consecutive one-year Breaks in Service.

(G) Intra-Company Transfers

Participants who transfer to a position which is not covered under this Plan but is covered under the Belden Wire & Cable Company Savings Plan shall have their accounts transferred to the Belden Wire & Cable Company Savings Plan in accordance with the provisions of that plan. The account transfer shall occur the later of: (i) the last day of the month in which the Plan Administrator is notified of the transfer of employment or (ii) the last day of the month in which the Participant transfers employment.

This account transfer will only occur if the Participant transfers to a position covered under the Belden Wire & Cable Company Savings Plan or if the Participant is employed in a position covered under the Belden Wire & Cable Company Savings Plan before incurring a five year Break in Service. A Participant cannot transfer his Account(s) in this Plan to the Belden Wire & Cable Company Savings Plan if the Participant terminates his employment with the Employer and subsequently is employed in a position covered under the Belden Wire & Cable Company Savings Plan after having incurred a five year Break in Service.

(H) Transfer of Hourly Pension Contribution to Belden Wire & Cable Company Pension Plan

Participants, except those employed at the Franklin, North Carolina or Clinton, Arkansas facilities, with Hourly Pension Contributions may make a one-time election to transfer on December 31, 1998 that portion of their Employer Nonmatching Contribution Account attributable to hourly pension contributions to the Belden Wire & Cable Company Pension Plan from this Plan. Participants who do not elect to transfer this amount to the Belden Wire & Cable Company Pension Plan may instead make a one-time election, prior to December 31, 1998, to have the Employer use this account to purchase an annuity or they can leave this account in the Plan until such time as the Participant would otherwise begin to receive benefits under the Plan.

(I) Clinton, Arkansas and Carmel, Indiana locations after May 15, 1999 Due to the sale of the assets of the Clinton, Arkansas and Carmel, Indiana locations, Participants at these locations, with an Account Balance greater than or equal to $5,000, may elect to receive their benefit under the Plan, prior to their termination of employment with the purchasing company. The distribution shall be paid as a lump sum. Participants who elect to receive this distribution may receive the lump sum in one of the following forms:

(1)      taxable distribution payable to the Participant;

(2)      rollover to an IRA; or

(3)      rollover to the Volex Retirement Plan.

The Participant must elect to receive the distribution and the distribution must be paid no later than December 31, 2001. If a Participant does not receive his distribution on or before December 31, 2001, the Participant may not receive a distribution from the Plan until the Participant's termination of employment with the purchasing company.

Section 5         Forms of Payment

(A) General Forms of Payment

Upon a Participant's retirement, death, or if the Participant has terminated employment attained age 55, the value of the Participant's Accounts to be distributed shall be paid in a single lump sum or transferred (except the portion of the Participant's Account representing Employee After-Tax Contributions which are paid to the Participant in the form of a single lump sum) to the Belden Wire & Cable Company Pension Plan payable in accordance with the terms of that plan.

An exception to the above rule occurs for Participants employed at the Clinton, Arkansas and Carmel, Indiana facilities. For those Participants who continue employment with the purchasing company and whose Account balance is at least $5,000, they may chose to receive a lump sum of their Account balance until December 31, 2001. If they chose to leave their Account balance in the Plan, they will only be able to receive a distribution after their employment terminates with the purchasing company. If the Participant terminates employment with the purchasing company, they will be treated as provided as in this Article
XIV. For Participants who continue employment with the purchasing company and whose Account balance is under $5,000, they will receive a single lump sum as defined in Section 5(C) of this Article.

If a Participant's termination of employment is before reaching a retirement date defined in Section 2(A) of this Article and the Participant does not elect to defer payment until the Participant attains age 55, the value of the Participant's Accounts to be distributed shall be paid in a single lump sum.

(B) Annuity Options for Employer Nonmatching Contributions Accounts

A Participant with an Employer Nonmatching Contributions Account containing contributions described in Section 3(A), 3(B), or 3(D) of Article VII, who has attained age 55 and has terminated employment, may elect an annuity option instead of the lump sum option, by following the provisions in Section 5(A) above, instead of the lump sum option. If a Participant who is not married elects payment in the form of an annuity, the annuity shall be in the form of a life-only annuity unless the Participant specifically elects another form of annuity on a form prescribed by the Benefits Committee within ninety (90) days of the date such Participant's benefit is to commence under the Plan.

If a married Participant who has attained age 55 and has terminated employment, elects payment in the form of an annuity, the annuity shall be in the form of a 50% contingent annuity under which the Participant's Spouse is named as the contingent annuitant. A married Participant may waive payment in the form of a 50% contingent annuity and elect another form of annuity on a prescribed form within ninety (90) days of the date such Participant's benefit is to commence. Such waiver must be in writing and must be consented to by the Participant's Spouse. The Spouse's consent to a waiver must be witnessed by a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Benefits Committee that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a qualified election. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of an election deemed to be qualified, the designated Spouse. In addition, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time within the election period and before the commencement of benefits and the number of revocations shall not be limited. Any consent given by a Spouse under this Section shall be irrevocable.

Additional forms of annuity options for Participant's who have attained age 55 and have terminated employment, are the forms of payment (single life cash refund annuity, joint and survivor cash refund annuity, level income cash refund annuity, annuities with a minimum of 10 years of payments regardless of when the annuitant dies, survivor options at 75% or 100% in addition to 50% and annuities with a supplement for years prior to becoming eligible for social security benefits equivalent to the estimated social security benefit) in accordance with the terms of the Belden Wire & Cable Company Pension Plan except Alternative I: Straight Life Annuity Monthly Increasing.

(C) Lump Sum Only for Mandatory Cash Outs

If the vested portion of the Participant's Account(s) is no more than $3,500 ($5,000, effective January 1, 1998), such Account(s) shall be distributed in a lump sum payment without the consent of the Participant or the Beneficiary. For the purpose of this Subsection (C) only, the Participant's vested Account balances shall be considered as exceeding $3,500 ($5,000, effective January 1, 1998) if it exceeded $3,500 ($5,000, effective January 1, 1998) at the time of any prior distribution.

Section 6         Direct Rollovers of Distributions

Prior to making any eligible distribution (which does not include distributions to the extent required by Section 7(B) of this Article or to the extent they consist of Employee After-Tax Contributions or hardship withdrawals on or after October 1, 1999), the Employer shall provide notice to the individual about to receive the distribution of the right to elect a direct rollover and certain other tax information. The content and timing of this notice shall comply with Code Section 402(f) and regulations issued thereunder. The Employer may also provide a form for the individual to elect whether to have all or part of the distribution paid directly to an eligible retirement plan and to specify the plan to which the distribution is to be paid. If the individual so elects, the Employer shall cause the distribution (or the portion designated by the individual) to be made in the form of a direct rollover transferred to the trustee (or IRA custodian or annuity contract issuer) of the specified eligible retirement plan.

For the purposes of this Section, an "eligible retirement plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 403(a), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) if it is a defined contribution plan.

The Employer may determine rules for processing direct rollovers as long as they comply with Code Section 401(a)(31) and regulations issued thereunder and they are applied on a consistent basis. In particular, the Employer may determine the reasonable means of direct payment, reasonable election procedures, whether to process direct rollovers of distributions of $200 or less, and whether to allow an individual to make a direct rollover of less than $500 or only a portion of the distribution.

This Section is effective for distributions made on or after January 1, 1993.

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Section 7         Benefit Payment Deadlines

(A) Later of 65 or Termination

Notwithstanding any other provisions of the Plan, unless the Participant elects otherwise, the payment of benefits under this Plan shall begin not later than the 60th day after the close of the Plan Year in which (i) the Participant attains age 65 or (ii) the Participant terminates employment, provided that if, at that date the amount of the benefit cannot be ascertained, payment shall commence no later than the 60th day after the earliest date the amount of the benefit can be ascertained under the Plan. However, for the purpose of this
Section 7(A), the Participant's failure to elect a distribution shall be considered an election to not yet receive a distribution.

(B) Required Beginning Date

Effective for Plan Years beginning after December 31, 1998, if a Participant is no longer employed or is a 5% owner as described under Code Section 416(i), benefit payments must commence no later than the first day of April following the calendar year in which the individual attains age 70-1/2. The amount to be distributed each year will be determined by the Benefits Committee in accordance with any proposed or final regulations issued under Code Section 401(a)(9), including any regulations regarding the incidental death benefit requirements.

Effective for Plan Years beginning before January 1, 1999, even if a Participant is still employed, benefit payments must commence no later than the first day of April following the calendar year in which the individual attains age 70-1/2. However, if a Participant attained age 70-1/2 prior to January 1, 1988 and the Participant is not a 5% owner, benefit payments must commence no later than the first day of April following the calendar year in which the later of termination of employment or attainment of age 70-1/2 occurs. While still employed, the Participant will accrue additional contributions in accordance with the provisions of this Plan without regard to the Participant's age.

Effective January 1, 1999, if a Participant who is not a 5% owner reaches age 70 1/2 in 1999 or later, benefit payments will not commence until the Participant terminates employment with the Employer.

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(C) Special Provisions

Participants employed at the Clinton, Arkansas and Carmel, Indiana locations who remain active employees with the purchasing company after May 15, 1999 may only choose to receive their benefit in a single lump sum payment until December 31, 2001. Participants who do not receive their benefit by December 31, 2001 must wait to receive their benefit until after their termination of employment with the purchasing company.

Section 8         Distributions to Alternate Payees

If separate Accounts are created for an Alternate Payee pursuant to a court order that the Employer has accepted as a Qualified Domestic Relations Order, the vested portion of the Accounts shall be distributed to the Alternate Payee as of the Valuation Date on or next following the later of the date (i) the Employer accepts the order as a Qualified Domestic Relations Order, or (ii) the effective date of when funds are transferred into the Alternate Payee's Accounts. Except as provided in the Qualified Domestic Relations Order, this distribution shall be made without obtaining the Alternate Payee's consent, regardless of whether the portion of the Alternate Payee's Accounts is $3,500 or greater ($5,000 or greater, effective January 1, 1998).

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                                   ARTICLE XV

                             EFFECT OF REEMPLOYMENT

Section 1         Effect of Reemployment Prior to Retirement

(A) Prior to a Break in Service

An Employee who terminates employment and subsequently performs an Hour of Service for the Employer prior to a Break in Service will, for the purpose of measuring service, be deemed not to have terminated employment for purposes of the Plan. The Employee shall be credited with Years of Service in accordance with the definition of that term in Article I. If the Employee was a Participant, the Employee will be eligible to make contributions again in accordance with Article IV immediately upon the Participant's resumption of employment. The Participant shall also have prior nonvested Employer Contributions Account(s), if any, as of the prior date of termination of employment fully restored first from Forfeitures and then from Employer Contributions made specifically for that purpose.

(B) After a Break in Service

         (i)  Reemployment Within 5 Consecutive One-Year Breaks in Service

         If an Employee was a Participant and had a Break in Service and subsequently performs an Hour of Service for the Employer prior to 5 consecutive one-year Breaks in Service, the Employee will be eligible to make contributions again immediately upon the Participant's Reemployment Commencement Date and the Participant shall have Years of Service credited prior to the Break in Service reinstated.

         If a Participant was not 100% vested as of the Participant's prior date of termination of employment, the Participant shall have the nonvested Employer Contributions Account(s) as of the prior date of termination fully restored first from Forfeitures and then from Employer contributions made specifically for that purpose. If a Participant is reemployed prior to 5 consecutive one-year Breaks in Service by an Affiliated Employer in a category of employees excluded from the Plan, the employee shall be deemed to be a transferred employee and the provisions set forth in Article III shall apply. In addition, the employee shall have the nonvested Employer Contributions Account(s) and Years of Service restored as described above.

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

         (ii) Reemployment After 5 Consecutive One Year Breaks in Service

         If an Employee was a Participant and had a Break in Service and subsequently performs an Hour of Service for the Employer after 5 consecutive one-year Breaks in Service, the Employee will be eligible to make contributions again as of any date on or after the Participant's Reemployment Commencement Date. On the date of the Participant's Reemployment Commencement Date, the Participant's Years of Service as of a prior date of termination of employment shall be reinstated if the Participant had vested rights in accordance with
         Article XIV as of a prior termination date. However, in no event shall a Participant who is reemployed after 5 consecutive one-year Breaks in Service have the nonvested Employer Contributions Account(s) restored.

         If a Participant is reemployed after 5 consecutive one-year Breaks in Service by an Affiliated Employer in a category of employees excluded from the Plan and if the employee had at prior termination of employment vested rights in accordance with Article XIV, the employee shall be deemed to be a transferred employee and Years of Service at the prior date of termination of employment shall be reinstated. In no event, however, shall the employee have any nonvested Employer Contributions Account(s) as of any prior termination restored.

         Any Forfeitures restored to a rehired Employee's Accounts shall not be credited with any investment gains or losses from the Valuation Date used for the distribution or other forfeiture event under Section 4(F) of Article XIV until the Valuation Date coincident with or next following the date the nonvested portion of the Accounts is restored.

Section 2         Effect of Reemployment After Retirement

A former Participant who received a benefit under Section 2 of Article XIV and is rehired may elect again to contribute under the Plan as of any date on or after the Participant's Reemployment Commencement Date.

A new set of Accounts will be established which will be credited only with the allocations resulting from the most recent period of employment.

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                                   ARTICLE XVI

                                 THE TRUST FUND

Section 1         Trust Agreement

The Employer shall execute a Trust Agreement with a Trustee or Trustees to manage and operate the Trust Fund and to receive, hold, and disburse the corpus of the Trust fund as may be necessary to carry out the provisions of the Plan.

The Trust Agreement shall provide for designation of the fiduciary or fiduciaries of the Plan that shall have discretion as to the securities in which the Trust Fund shall be invested or reinvested, provided that the investments shall be limited to those which are legal investments under ERISA, which investment fiduciaries may include one or more Investment Managers as defined in ERISA. The Trust Agreement shall include a provision for commingled investments of the trust Fund in a single joint trust fund with the assets of other qualified employee pension benefit plans maintained by the Employer or by an Affiliated Employer for the purpose of pooling investment experience.

The Employer may from time to time change the Trustee then serving under the Trust Agreement for another Trustee. If a bank or trust company is designated as Trustee, the bank or trust company shall be a bank or trust company incorporated under the laws of the United States or of any state and qualified to operate thereunder as trustee.

The Benefits Committee may modify any Trust Agreement to accomplish the purposes of the Plan and the Benefits Committee may remove any Trustee and appoint any successor or successors with or without cause. The Benefits Committee shall provide the Trustee appropriate notice as agreed to in the trust agreement before removing the Trustee.

Section 2         Investment Funds

(A) The Employer at its discretion may instruct the Trustee to establish one or more Investment Funds or prospectively modify the permissible investments or investment objectives of existing Investment Funds. The Investment Funds may include investment funds maintained by the Trustee. The Employer may direct the Trustee to discontinue an Investment Fund or to continue an Investment Fund but cease accepting any additional contributions to the fund.

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

(B) The Investment Funds shall include an investment fund invested primarily in Belden Inc. stock. Pursuant to the direction of the Employer, the Trustee (or investment fund manager) is authorized to acquire, hold, and dispose of such stock. As provided for in ERISA Section 404(a) (2), the fiduciary duty of diversifying plan investments is not violated by the establishment and maintenance of this stock fund. The Employer may decide that this fund not hold contributions other than Employer Matching Contributions.

Participants who have shares of Belden Inc. stock in their Participant Accounts shall be named fiduciaries with respect to the voting of such shares and shall have the following rights and responsibilities.

         (i) Prior to each annual or special meeting of the shareholders of Belden Inc., the Employer shall direct the Trustee to furnish each Participant to whose Account shares of Belden Inc. stock are allocated a copy of the proxy solicitation material together with a form requesting confidential voting instructions with respect to the voting of such shares. The Employer shall also direct the Trustee as to how to handle the voting of shares for which the Trustee does not receive instructions. The Employer shall instruct the Trustee to vote the number of such uninstructed shares equal to the proportion that the number of shares of Belden Inc. stock allocated to the Participant's Account bears to the total number of shares of Belden Inc. stock for which instructions are received. Upon receipt of such instructions, the Employer hereby directs the Trustee to then vote in person or by proxy such shares of Belden Inc. stock as so instructed.

         (ii) The Employer shall direct the Trustee to furnish each Participant to whose Account shares of Belden Inc. stock are allocated notice of any tender or exchange offer for or a request or invitation for tenders or exchanges of Belden Inc. stock made to the Trustee. The Employer also directs that the Trustee shall request from each such Participant instructions as to the tendering or exchanging of the shares of Belden Inc. stock allocated to the Participant's Account as well as to the tendering or exchanging of shares for which the Trustee does not receive instructions. The Employer shall instruct the Trustee to vote the number of such uninstructed shares equal to the proportion that the number of the shares of Belden Inc. stock allocated to the Participant's Account bears to the total number of shares of Belden Inc. stock for which instructions are received. The Employer directs that the Trustee shall provide Participants with a reasonable period of time in which they may consider any such tender or exchange offer for or request or invitation for tenders or exchanges of Belden Inc. stock made to the Trustee. Within the time specified by the Trustee, as

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

                  directed by the Employer, the Trustee shall tender or exchange such shares as to which the Trustee has received instructions to tender or exchange.

         (iii) Instructions received from Participants by the Trustee regarding stock shall be the voting, tendering, or exchanging of Belden Inc. held in strictest confidence and shall not be divulged to any other person, including officers or employees of the Employer, except as otherwise required by law, regulation, or lawful process.

(C) The Investment Fund that primarily invests in stock of Cooper Industries, Inc. (i) shall not accept any additional contributions or reallocations of existing account balances invested in other Investment Funds and (ii) shall be discontinued effective March 31, 1997. Participants are permitted to transfer assets out of this Investment Fund using procedures similar to those specified in Section 3 of Article XI.

Section 3         Investment of Funds

The Investment Funds provided under Section 2 of this Article will be established by the Trustee based on instructions from the Employer, subject to the provisions of the Trust Agreement.

The Trustee may cause any part or all of the assets of the Trust Fund to be commingled with the funds of other qualified trusts, to the extent allowed by law, and invested in one or more collective investment funds. The Trust Fund assets so invested shall be subject to all of the terms of the declaration(s) of trust creating the collective investment fund(s), which shall constitute part of the Trust Agreement.

Section 4         Expenses

The Trust Fund shall pay all reasonable expenses of administering the Plan or the Trust Fund. However, the Employer may, at its own discretion, pay any of these expenses directly or reimburse the Trust Fund for the payment of any of these expenses. In addition, to the extent required by law for investments in common stock of the Employer, the Employer must pay or reimburse the Trust for brokerage, commissions and transfer taxes on the purchase or sale of the Employer's common stock. Any expense paid for from the Trust Fund (or an Investment Fund within the Trust Fund) shall reduce the net income for the Trust Fund (or the Investment Fund) as of the Valuation Date on or next following the date the expense was paid, unless the Employer decides on a nondiscriminatory basis that a different mechanical procedure for allocating the expenses among Participants' Accounts is more appropriate.

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

Except as provided in the following Section, at no time prior to the satisfaction of all liabilities with respect to Participants and their beneficiaries under the trust may any part of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan.

Section 5         Return of Contributions

Contributions by the Employer are conditioned on deductibility under Code
Section 404(a). The Employer will have no right, title or interest in the contributions made by it to the Trust Fund and no part of the Trust Fund will revert to the Employer.

However, if a contribution made by the Employer is disallowed as a tax deduction, the contribution will be returned to the Employer within 1 year of the date of disallowance and if a contribution by the Employer or the Participant in any calendar year is made by mistake of fact, the contribution will be returned to the Employer or the Participant within 1 year of payment of the contribution.

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                                  ARTICLE XVII

                                 ADMINISTRATION

Section 1         Establishment and Responsibility of Committee

The Employer shall be the Plan Administrator and Named Fiduciary for purposes of ERISA. However, the responsibility for carrying out the provisions thereof shall be vested in a Benefits Committee of no less than three (3) members appointed by the Board of Directors of the Employer. The members of the Benefits Committee may but need not be employees of the Employer. The Board of Directors of the Employer or the Benefits Committee may appoint legal counsel to advise and represent the Benefits Committee and an actuary to serve as technical advisor to the Benefits Committee. The fees for such legal counsel and actuary shall be paid from the Plan unless they are paid by the Employer. The members of the Benefits Committee shall serve without compensation from the Plan.

The Benefits Committee shall elect a chairman from its members and elect a secretary who may be but need not be a member of the Benefits Committee. The Benefits Committee shall establish from time to time rules for the administration of the Plan and the transaction of business. A majority of the Benefits Committee will constitute a quorum for the transaction of business. Any member of the Benefits Committee may resign by delivering his written resignation to the Benefits Committee. The Board of Directors of the Employer may remove a member at any time and may appoint a member to fill any vacancy.

The decision of a majority of the Benefits Committee and any action taken by it in respect of any question arising out of or in connection with the Plan and the rules and regulations made thereunder will be final, conclusive, and binding upon all persons having any interest in the Plan.

The Benefits Committee may delegate any part of its authority and duties as it deems expedient for the effective administration of the Plan. The Benefits Committee shall have no right to amend the Plan, to change the terms or provisions of the Plan, or to fail to apply the terms and provisions of the Plan. A member of the Benefits Committee who is also a Participant under the Plan shall not vote or act upon any matter relating solely to himself.

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Section 2         Function of the Benefits Committee

It shall be the function of the Benefits Committee to administer the Plan exclusive of those functions assigned to the Trustee, but it may delegate its responsibilities to named designees where deemed appropriate for the effective administration of the Plan. The Employer shall, among other things, have the following rights and powers.

(A) To adopt and prescribe regulations and procedures to be followed by Employees in filing applications for participation and benefits and for the furnishing and verification of evidence and proofs necessary to establish a Participant's benefit under the Plan.

(B) To develop procedures for the establishment and maintenance of records and Participant's Accounts as may be necessary to determine a Participant's interest under the Plan and from time to time appoint a recordkeeper.

(C) To make findings of facts and determinations as to the rights of any Participant applying for a retirement benefit and to afford any Participant dissatisfied with any finding of determination the right to a hearing.

(D) To obtain from the Employer and its affiliates, from the Trustee and from the Participants the information as shall be necessary for the proper administration of the Plan.

(E) To establish appropriate procedures for authorizing the Trustee to establish Investment Funds as set forth in Article XVI and to make benefit payments from the funds to persons entitled to benefits under the Plan.

(F) To establish procedures in accordance with law for determining whether a court order is a Qualified Domestic Relations Order.

(G) To interpret the Plan and to decide finally and conclusively in its sole discretion any questions that may arise in connection with the Plan.

(H) To provide Participants, the Secretary of Labor and the Secretary of the Treasury with information as is required to be furnished by ERISA with the appropriate officer or designee authorized to sign any forms on behalf of the Plan Administrator.

(I) To handle direct rollovers of distributions as specified in Section 6 of
Article XIV.

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

(J) To decide whether a partial termination of the Plan has occurred, after considering the situation's facts and circumstances. Benefits under this Plan will be paid only if the Benefits Committee decides in its discretion that the applicant is entitled to them.

Section 3         Submission of Requests

Unless a provision expressly states otherwise, if an Employee, Participant, or Beneficiary makes a request, the request must be filed with the Benefits Committee or the third party administrator retained by the Benefits Committee for the purpose of administering this Plan. As used in this Section, a request includes any agreement, election, designation, notification, or any other official action taken by an Employee, Participant, or Beneficiary under this Plan.

The Benefits Committee may require that the request be made (i) through a voice response touch-tone telephone system, or Internet website, or other interactive communication system, (ii) on a form prepared by the Benefits Committee, or
(iii) by either of the preceding methods.

The Benefits Committee may specify and modify the deadlines for submitting various types of requests, provided that the administrative deadlines are uniformly enforced. The Benefits Committee may refuse to accept Participants' loan requests, withdrawal requests, elections to change the percentage of Elective Deferrals, investment elections, and request to reallocate existing Account balances during any period in which it is not administratively feasible to complete those transactions due to administrative changes in the plan's procedures provided that this refusal is uniformly enforced.

Section 4         Limitation of Liability

The Benefits Committee, the Board of Directors of the Employer and its officers will be entitled to rely upon all tables, certificates, and reports furnished by any recordkeeper, actuary, accountant, servicing organization, or the Trustee and upon the opinions given by any legal counsel, in each case duly selected by the Employer.

Each fiduciary shall assume no obligation or responsibility with respect to any act or action required under the provisions of the Plan or Trust Agreement on the part of any other fiduciary unless the fiduciary knowingly participates in or undertakes to conceal a breach of duty committed by any other fiduciary. If any fiduciary has knowledge of any breach of duty by another fiduciary, the fiduciary must take reasonable steps under the circumstances then prevailing to remedy the breach.

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Section 5         Claims Procedure

Any denial by the Benefits Committee of any claim for benefits under the Plan shall be in writing and delivered or mailed to the Participant or Beneficiary. The notice to the Participant or Beneficiary shall set forth the specific reasons for the denial and shall be written in a manner calculated to be understood by a Participant or Beneficiary. The Employer shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a full and fair review of the decision denying the claim including the opportunity, within 60 days after notice of the decision, to appeal in writing to the Benefits Committee, to appear before the Benefits Committee, to review pertinent documents relating to the denial, and to submit issues and comments in person or in writing.

Section 6         QDRO Procedure

As authorized by Section 2(F) of this Article, the following procedures apply unless modified by the Employer.

Within 90 days after receiving any domestic relations order purporting to affect a Participant's Accounts in this Plan, the Employer or its designee) shall determine whether the order is a Qualified Domestic Relations Order and notify the Participant and each Alternate Payee. If the Employer determines that the order does not constitute a Qualified Domestic Relations Order, then it shall explain why the order fails to be a Qualified Domestic Relations Order.

If the above action is not accomplished within 30 days after receiving any domestic relations order, then the Employer shall first notify the same individuals that it received the order and that it will determine whether the order is a Qualified Domestic Relations Order within 90 days after the order was received.

Each Alternate Payee may designate a representative for receipt of copies of notices sent pursuant to this Section.

As soon as administratively feasible after receiving a domestic relations order, the Employer may refuse to honor any loan, withdrawal, or distribution requests affecting the Participant's Accounts. This refusal shall last until the order is determined to be a Qualified Domestic Relations Order (in which case the Accounts will be subject to the terms of the order) or the Alternate Payee(s) notify the Employer that the parties no longer intend to submit a Qualified Domestic Relations Order affecting the Participant's Accounts. This provision is intended solely to simplify the Plan's administration, and the Employer does not hereby assume any duty toward

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

the Alternate Payee prior to the date the order is determined to be a Qualified Domestic Relations Order.

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

                                  ARTICLE XVIII

                                   AMENDMENTS

Section 1         Right to Amend

The Employer, acting through an appropriate officer, reserves and shall have the right at any time to determinate, modify, or amend in whole or in part any or all of the provisions of the Plan.

Section 2         Restrictions on Amendments

Except as may be required by the regulatory provisions of the Code for purpose of meeting the conditions for qualification, no modification or amendment of any of the provisions of the Plan or its operation may be made if, by reason of the modifications or amendment, any Participant would be deprived retroactively of any benefits he would be entitled to under the Plan.

No Participant or other person having an already vested interest in the Trust Fund shall be deprived of the interest unless the action is required to qualify the Trust Fund under the applicable provisions of the Code or of ERISA. Any amendment to the vesting schedule in Section 4 of Article XIV must not lower any Participant's vesting percentage. Participants with at least 3 Years of Service must always be credited with the better vesting percentage under the amended schedule or the vesting schedule prior to the amendment or be permitted to elect, within a reasonable period after the adoption of the amendment, to have their nonforfeitable percentages computed under the vesting schedule prior to the amendment. For the sole purpose of identifying whether a Participant has at least 3 Years of Service in the preceding sentence, the Break in Service rules and any other exceptions in Code Section 411(a)(4) shall be ignored.

Except as expressly provided by applicable law, no amendment may eliminate an optional form of distribution for money in a Participant's Accounts as of the effective date of the amendment.

Section 3         Merger of Plan

If the Plan is amended to provide a merger or consolidation with or the transfer of assets or liabilities to another plan which is qualified under the provisions of Code Section 401, each Participant must be entitled to receive a benefit immediately after the merger, consolidation or transfer which is at least equal to the benefit which the Participant would have been entitled to receive immediately before the merger, consolidation or transfer as if the Plan had been terminated at that time.

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                                   ARTICLE XIX

                              TOP HEAVY PROVISIONS

Section 1         Definitions

1. "Aggregation Group" shall mean this Plan, any other qualified plan of an Affiliated Employer in which a Key Employee is a participant or was during any of the four preceding Plan Years (including any plans that have terminated during that period of time) and any other qualified plan which the Employer aggregates with this Plan for the purposes of Code Sections 401(a)(4) or 410.

2. "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year, except that in the case of the first Plan Year the Determination Date shall be the last day of that Plan Year. Any Employee's status as a Key Employee for any Plan Year will be based on the Determination Date for that Plan Year.

3. "Key Employee" shall mean any employee or former employee of an Affiliated Employer (and the beneficiary of any deceased employee) who at any time during the Plan Year or the preceding 4 Plan Years (construed to be the determination period) was (i) an officer of an Affiliated Employer who had annual Compensation for the Plan Year greater than 50% of the maximum dollar limitation under Code
Section 415(b)(1)(A) as in effect for the calendar year in which the Determination Date falls, (ii) an owner or considered an owner under Code
Section 318 of one of the ten largest interests in an Affiliated Employer if the employee's annual compensation equals or exceeds the maximum dollar limitation under Code Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls, (iii) a 5% owner of an Affiliated Employer, or (iv) a 1% owner of an Affiliated Employer who has a W-2 Compensation from an Affiliated Employer of more than $150,000. Any questions regarding the determination of who is a Key Employee shall be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

4. The Plan is "Top-Heavy" for any Plan Year if the Top-Heavy Ratio for the Aggregation Group exceeds 60%.

5. "Top-Heavy Ratio" for the Aggregation Group shall mean a fraction, the numerator of which is the sum of the present values of the accrued benefits under the defined benefit plan(s) maintained by an Affiliated Employer and the sum of the Account balances under the defined contribution plan(s) maintained by an Affiliated Employer (including any Simplified Employee Pension Plan)

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

for all Key Employees as of the Determination Date (including any part of any accrued benefits or Account balances distributed in the 5 year period ending on the Determination Date) and the denominator of which is the sum of all accrued benefits or Account balances (including any part of any accrued benefit or Account balance distributed in the 5 year period ending on the Determination
Date) of all employees as of the Determination Date The accrued benefit or Account balance of any employee who has not performed any Hours of Service with an Affiliated Employer at any time during the 5 year period ending on the Determination Date shall not be taken into account in the determination of the fraction.

(A) The present value of accrued benefits will be determined as of the most recent actuarial valuation or anniversary date thereof that falls within the 12 month period ending on the Determination Date.

(B) For purposes of establishing present value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest on the basis of the UP 1984 Mortality Table and an assumed compound rate of interest of 5%.

(C) The calculation of the Top-Heavy Ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder.

(D) If the Aggregation Group includes more than just this Plan, the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

(E) Solely for the purpose of determining if this Plan is Top-Heavy, the accrued benefit of an employee other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all plans maintained by an Affiliated Employer, or (2) if there is no such method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

6. "W-2 Compensation", for the purposes of this Article only, shall mean compensation that would be stated on an employee's Form W-2 for the calendar year that ends with or within the Plan Year.

Section 2         Minimum Benefit Requirement

For any Plan Year in which the Plan is Top-Heavy, each Participant or eligible Employee who is not a Key Employee and who has not separated from service by the end of the Plan Year shall

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accrue a minimum benefit which is the lesser of (i) 3% of the person's W-2
Compensation or (ii) the largest percentage of Employer Contributions and Elective Deferrals expressed as a percentage of W-2 Compensation allocated on behalf of any Key Employee for that Plan Year. For the purpose of accruing a minimum benefit for an Employee who is not a Key Employee, Elective Deferrals and Employee After-Tax Contributions are not considered. If a Participant who is not a Key Employee is also covered under a defined benefit plan of the Employer which is also Top-Heavy, the Participant shall be entitled to instead of the benefit stated above the minimum benefit payable under the defined benefit plan for the Plan Year.

Section 3         Vesting

Notwithstanding the provisions of Section 4 of Article XIV, during any Plan Year during which the Plan is Top-Heavy, the value of a Participant's Employer Contributions Account(s) shall be vested according to the following schedule:

Number of Years of Service       Vesting Percentage
--------------------------       ------------------
       Less than 2                       0%
       2 but less than 3                20%
       3 but less than 4                40%
       4 but less than 5                67%
       5 or more                       100%

During any succeeding plan Year during which the Plan is no longer Top-Heavy, the vesting percentage shall be the greater of the percentage determined the last Plan Year when the Plan was Top-Heavy and the vesting percentage for the current year determined under Section 4 of Article XIV. However, each Participant with 3 or more Years of Service during the last Plan Year when the Plan was Top-Heavy shall continue to use the greater vesting percentage for the current year under the vesting schedule provided in this Section or the schedule provided in Section 4 of Article XIV.

                                   ARTICLE XX

                            MISCELLANEOUS PROVISIONS

Section 1         Facility of Payment

If any Participant or Beneficiary to whom a benefit is payable is unable to care for the Participant's or Beneficiary's affairs because of illness, either mental or physical, or accident, any payment due (unless prior claim shall have been made by a duly qualified guardian or other legal representative) may be paid to an individual with power of attorney deemed by the Employer to have incurred expenses for the Participant or Beneficiary. This payment shall be made from the Accounts of the Participant or Beneficiary and shall be a complete discharge of any liability of the Plan for the Participant or Beneficiary. No heirs or personal representative of a deceased Participant or Beneficiary shall have any claim to a retirement benefit payable to the Participant or Beneficiary, except as is payable under the terms of the Plan.

Section 2         Nonalienation of Benefits

The Trust Fund shall not in any manner be liable or subject to the debts or liabilities of any Participant or Beneficiary. No right or benefit under the Plan shall be subject at any time or in any manner to alienation, sale, transfer, assignment, pledge or encumbrance of any kind, except with respect to a Qualified Domestic Relations Order and other exceptions under Code Section 401(a)(13).

Section 3         Right of Employer

The right of the Employer to employ, discipline, or discharge Employees shall not be affected by reason of any of the provisions of the Plan.

Section 4         Leased Employees

Notwithstanding any other provisions of the Plan, for purposes of determining the number or identity of Highly Compensated Employees or for purposes of the pension requirements of Code Section 414(n)(3), the employees of the Employer shall include Leased Employees included in the definition of "Employees" in
Article I.

Leased Employees shall not be treated as Employees if Leased Employees constitute less than twenty percent (20%) of the Affiliated Employers' nonhighly compensated work force within the meaning of Code Section 414(n)(5)(C)(ii) and the Leased Employees are covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10 percent of compensation as defined in Code Section 415(c)(3) but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b), (ii) immediate participation, and (iii) full and immediate vesting.

Leased Employees also shall not be treated as Employees (except for the purposes mentioned in the first paragraph) and shall not be Employees eligible to participate in the Plan, except that if the Plan would be disqualified under Code Section 410(b) by the enforcement of this paragraph for any Plan Year, Leased Employees shall be considered Employees eligible to participate in the Plan.

                                   ARTICLE XXI

                               TERMINATION OF PLAN

If the Board of Directors of the Employer should abandon the Plan, if contributions to the Trust Fund should be permanently discontinued, if the Employer should liquidate and dissolve, if a receiver for the Employer is appointed, or if the Board should terminate or partially terminate the Plan, the Accounts of all current and former Participants affected by the termination or partial termination as then appearing upon the records of the Employer shall become 100% vested in each Participant and the amounts carried in said Accounts shall be revalued and adjusted as previously provided. The cash and other specific property and any unallocated Forfeitures shall be allocated in the manner provided in Article X. Unless an Affiliated Employer establishes or maintains a "successor plan" as that term is used in Treasury Regulation Section 1.401(k)-1(d)(3), the Accounts shall be distributed, assigned, and paid over without unreasonable delay in kind or in cash to the Participants.

Before making any payments, distribution, or assignments, the Trustee and any legal counsel shall be entitled first to payment by the Employer of expenses and charges of the Trustee and its counsel incident to the operation and termination of the Trust Fund. In case the Employer does not pay the expenses and charges, the Trustee shall have a lien on the property remaining in its hands, the assets distributable to Participants being liable for a pro rata share of the expenses and charges until the Trustee and its counsel have been paid.

                                  ARTICLE XXII

                           GOVERNING LAW AND ADOPTION

The Plan and all rights under it will be governed, construed, and administered in accordance with ERISA and the laws of the State of Indiana.

The Employer hereby amends and restates the Belden Wire & Cable Company Retirement Savings Plan.

IN WITNESS WHEREOF this Plan has been executed at Saint Louis, Missouri on this 31st day of December, 2001.

                                    BELDEN WIRE & CABLE COMPANY

                                    By: /s/ Cathy O. Staples
                                        ----------------------------------------

                                    Title:  Vice President

                                    WITNESS:

                                    By: /s/Eivind J. Kolemainen
                                        ----------------------------------------

                                    Date: December 31, 2001

               BELDEN WIRE & CABLE COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM

                   LISTING OF COVERED COMPANIES AND LOCATIONS

Covered Companies/Locations                       Effective Date
---------------------------                       --------------
Richmond, Indiana                                 August 1, 1993
Carmel, Indiana                                   August 1, 1993 through May 15, 1999
Clinton, Arkansas                                 August 1, 1993 through May 15, 1999
Essex Junction, Vermont                           August 1, 1993
Franklin, North Carolina                          August 1, 1993 through August 31, 1999 (plant
                                                  closing)
Monticello, Kentucky                              August 1, 1993
Tompkinsville, Kentucky                           August 1, 1993
All Domestic Sales Offices                        August 1, 1993
Apple Creek, Ohio                                 January 1, 1996 through December, 1996 (plant
                                                  closing)
Former Employees of ICI (Charlotte, North         January 1, 1998
Carolina)
Alpha Wire Company                                October 1, 1999
Belden Technologies, Inc.                         January 1, 2000
Belden Communications Company                     January 1, 2000

               BELDEN WIRE & CABLE COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                              for the Merger of the
                           AEC RETIREMENT SAVINGS PLAN
                                       and
                              for the employees of
                            the Apple Creek facility

Effective July 1, 1996, the AEC Retirement Savings Plan is merged into the Plan. The accounts from the AEC Retirement Savings Plan are subject to the rules for the Accounts of the Plan which hold similar types of contributions.

Effective January 1, 1996 the employees at the Apple Creek, Ohio facility are eligible to participate in the Plan. The employees at the Apple Creek, Ohio facility are treated as specified in the Plan except as noted below.

1. Article I, Years of Service definition: Service with American Electric Cordsets shall be credited for the purpose of computing Years of Service.

2. Article VII, Section 3(B): Apple Creek, Ohio employees are not allocated Hourly Pension Contributions.

3. Article XII, Section 1(B)(i): One-half of the amount in all accounts transferred from the AEC Retirement Savings Plan are available for loans, in addition to the other Accounts listed in the Plan.

4. Article XIII, Section 1: The amount available for hardship withdrawal includes all accounts transferred from the AEC Retirement Savings Plan except for investment earnings on elective deferrals since December 31, 1988.

5. Article XIII, Section 3: For age 59 1/2 withdrawals, the once per calendar year and at least $500 restrictions do not apply to amounts transferred from the AEC Retirement Savings Plan.

6. Article XIV, Section 4(B): All accounts transferred from the AEC Retirement Savings Plan shall be 100% vested.

7. Article XIV, Section 5: Prior to the later of January 1, 2001 or ninety days after November 9, 2000 (the date the affected Participants were mailed a Summary of material Modification that reflects the elimination of this payment option), a Participant may elect to receive all accounts transferred from the AEC Retirement Savings Plan in the form of immediate installment payments continuing no longer than the Participant's life expectancy or the Participant's and designated Beneficiary's joint life expectancy. A Participant could only receive all accounts in the form of immediate installment payments if the vested value of his AEC account balance under this Plan exceeds $5,000.

                  BELDEN WIRE & COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                   Employees at the Richmond, Indiana Facility

Effective April 1, 1996, the employees at the Richmond, Indiana facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3(B): Prior to January 1, 1999 Richmond, Indiana employees have the following contribution rates.

Position/Grade              Contribution Rate
--------------              -----------------
     I                            $0.44
    II                            $0.46
   III                            $0.51
    IV                            $0.57

2. Article XIV, Section 4 (B): A separate Account shall be maintained with respect to benefits that were transferred from the Cooper Savings Plan which were originally transferred from the Belden Corporation Hourly Pension Plan. This Account shall be 100% vested.

3.   Retiree Medical Credits

Prior to January 1, 1999, Richmond Plan Hourly Employees are allocated an additional Employer Nonmatching Contribution each month or partial month for which they receive Compensation if they did not attain age 55 prior to May 1, 1982 and if they have been continuously employed since September 30, 1989. Whether Employees are treated as employed on September 30, 1989 (including employees who were on leave, on severance payments, laid off, or disabled) will be determined in accordance with the rules in the Employer's comprehensive retiree medical plan.

The amount of the monthly contribution is determined by the following chart. For employees born before 1940, the amount depends on whether the employee elected to not have retiree medical coverage or failed to make an election ("Option A") or elected to enroll in the Employer's comprehensive medical plan for up to 5 years at retirement ("Option B").

Year of Birth                  Monthly Contribution
-------------                  --------------------
1964 or later                         $10
    1963                              $11
    1962                              $13
    1961                              $15
    1960                              $17
    1959                              $19
    1958                              $21
    1957                              $23
    1956                              $25
    1955                              $27
    1954                              $29
    1953                              $31
    1952                              $34
    1951                              $37
    1950                              $40
    1949                              $44
    1948                              $48
    1947                              $52
    1946                              $54
    1945                              $60
    1944                              $65
    1943                              $70
    1942                              $75
    1941                              $80
    1940                              $90

                       Option A        Option B
                       --------        --------
1939                     $105            $60
1938                     $110            $60
1937                     $115            $65
1936                     $120            $65
1935                     $125            $70
1934 or earlier          $130            $75

                  BELDEN WIRE & COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                   Employees at the Clinton, Arkansas Facility

Effective April 1, 1996, the employees at the Clinton, Arkansas facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3(B): Clinton, Arkansas employees have the following contribution rates.

Position/Grade              Contribution Rate
--------------              -----------------
      I                           $0.26
     II                           $0.30
    III                           $0.36

2. Article XIV, Section 4 (B): A separate Account shall be maintained with respect to benefits that were transferred from the Cooper Savings Plan which were originally transferred from the Clinton Plant Pension Plan. This Account shall be 100% vested.

3. Effective April 30, 1999, the Employees of Clinton, Arkansas Facility shall be 100% vested in their hourly contribution accounts.

               BELDEN WIRE & CABLE COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                Employees at the Essex Junction, Vermont Facility

Effective April 1, 1996, the employees at the Essex Junction, Vermont facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3 (B): Prior to January 1, 1999, Essex Junction, Vermont employees have the following contribution rates.

Position/Grade              Contribution Rate
--------------              -----------------
      I                          $0.42*
     II                          $0.46*
    III                          $0.53*

* Rates changed to $0.39 (Position Grade I), $0.43 (Position Grade II), and $0.50 (Position Grade III) effective October 31, 1994 and then changed to the above rates on October 7, 1996."

               BELDEN WIRE & CABLE COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
               Employees at the Franklin, North Carolina Facility

Effective April 1, 1996, the employees at the Franklin, North Carolina facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3 (B): Franklin, North Carolina employees have the following contribution rates.

Position Grade                 Contribution Rate
--------------                 -----------------
     I                               $0.29
    II                               $0.32
   III                               $0.38

2. Article XIV, Section 4 (B): A Separate Account shall be maintained with respect to benefits that were transferred form the Cooper Savings Plan which were originally transferred from the Franklin Plant Pension Plan. This Account shall be 100% vested.

3. Effective January 4, 1999, the Employees of the Franklin, North Carolina Facility shall be 100% vested in their hourly contribution accounts.

                  BELDEN WIRE & COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                 Employees at the Monticello, Kentucky Facility

Effective April 1, 1996, the employees at the Monticello, Kentucky facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3(B): Prior to January 1, 1999 Monticello, Kentucky employees have the following contribution rates.

Position/Grade              Contribution Rate
--------------              -----------------
     I                           $0.33*
    II                           $0.40*
   III                           $0.46*

* Rates changed to $0.30 (Position Grade I), $0.37 (Position Grade II), and $0.43 (Position Grade III) effective September 5, 1994 and then changed to the above rates on September 2, 1996.

2. Article XIV, Section 4 (B): A separate Account shall be maintained with respect to benefits that were transferred from the Cooper Savings Plan which were originally transferred from the Monticello Plant Pension Plan. This Account shall be 100% vested.

               BELDEN WIRE & CABLE COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                Employees at the Tompkinsville, Kentucky Facility

Effective April 1, 1996, the employees at the Tompkinsville, Kentucky facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3 (B): Prior to January 1, 1999, Tompkinsville, Kentucky employees have the following contribution rates.

Position/Grade              Contribution Rate
--------------              -----------------
     I                           $0.31*
    II                           $0.37*
   III                           $0.42*

* Rates changed to $0.28 (Position Grade I), $0.34 (Position Grade II), and $0.38 (Position Grade III) effective July 11, 1994 and then changed to the above rates on July 10, 1995.

               BELDEN WIRE & CABLE COMPANY RETIREMENT SAVINGS PLAN

                                    Addendum
                                     for the
               Employees at the Charlotte, North Carolina Facility

Effective January 1, 1998, the employees at the Charlotte, North Carolina facility are treated as specified in the Plan except as noted below.

1. Article XIII, Section 3: A Participant who is an Employee and who has attained the age of 59 1/2 may elect in writing to withdraw all or a portion of the Participant's Accounts due to the transfer from the ICI Profit Sharing/401(k) Plan as frequently as desired.

2. Article XIV, Section 3(C): Article XIV, Section 5: Prior to the later of January 1, 2001 or ninety days after November 9, 2000 (the date the affected Participants were mailed a Summary of Material Modification that reflects the elimination of this payment option), upon termination of employment with the Employer, a Participant may receive the value of the ICI Profit Sharing/401(k) Plan Account(s) in a single life annuity or as a joint & survivor annuity as provided under the ICI Profit Sharing/401(k) Plan by transferring the value of his ICI Profit Sharing/401(k) Plan Account to the Belden Wire & Cable Company Salaried Employees' Retirement Plan and receive the annuity from that plan. A Participant could only transfer the value of the ICI Profit Sharing/401(k) Plan Account(s) if the vested value of his ICI account balance under this Plan exceeds $5,000, prior to his attainment of age 55.

3. Article XIV, Section 4(B): Separate Accounts shall be maintained with respect to benefits that will be transferred from the ICI Profit Sharing/401(k) Plan to the Plan effective April 1, 1998. The amount transferred to the Plan shall be the Participant's ICI Profit Sharing/401(k) Plan account balance as of March 31, 1998. Each Participant shall be 100% vested in all monies transferred from the ICI Profit Sharing/401(k) Plan.

               BELDEN WIRE & CABLE COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                         Employees of Alpha Wire Company
                           an unincorporated division
                                       of
                           Belden Wire & Cable Company

Section 1         Merger

Effective October 1, 1999, the Belden Wire & Cable Company Savings Plan was merged into this Plan. The transfer of the Belden Wire & Cable Company Savings Plan assets and liabilities to this Plan and the trust fund hereunder occurred on or about October 1, 1999. As a result of that merger, the benefits of all participants of the Belden Wire & Cable Company Savings Plan shall be paid by this Plan, subject to the terms of this Addendum. Such participants of the Belden Wire & Cable Company Savings Plan shall accordingly become Participants of this Plan as of October 1, 1999, and shall be covered by the terms of this Plan subject to the terms of this Addendum as to the provisions enumerated below.

Section 2 Active and Terminated Vested Belden Wire & Cable Company Savings Plan Participants on September 30, 1999

Effective October 1, 1999, all benefits of Belden Wire & Cable Company Savings Plan participants who:

         (a)      were actively employed by the Employer on September 30, 1999;
         or

         (b) had terminated employment with the Employer prior to September 30, 1999 with a vested right to a benefit under the Belden Wire & Cable Company Savings Plan but had not yet begun to receive that benefit shall become liabilities of this Plan and shall be paid by this Plan in accordance with the terms of this Plan subject to the terms of this Addendum.

Section 3         Protection of Benefits

Each former Belden Wire & Cable Company Savings Plan participant (whether or not actively employed on September 30, 1999) shall, if the Plan then terminated, receive a benefit under this Plan immediately after the merger and transfer of assets and liabilities described in this

Addendum at least as great as the benefit which such participant would have been entitled to receive from the Belden Wire & Cable Company Savings Plan immediately before the merger, if the Belden Wire & Cable Company Savings Plan had then terminated.

               BELDEN WIRE & CABLE COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                           for the Participants of the
       Cable Systems International Inc. Management Long Term Savings Plan

Section 1         Merger

Effective January 1, 2000, the Cable Systems International Inc. Management Long Term Savings Plan was merged into this Plan. The transfer of the Cable Systems International Inc. Management Long Term Savings Plan assets and liabilities to this Plan and the trust fund hereunder occurred on or about January 11, 2000. As a result of that merger, the benefits of all participants of the Cable Systems International Inc. Management Long Term Savings Plan shall be paid by this Plan, subject to the terms of this Addendum. Such participants of the Cable Systems International Inc. Management Long Term Savings Plan shall accordingly become Participants of this Plan as of January 1, 2000, and shall be covered by the terms of this Plan subject to the terms of this Addendum as to the provisions enumerated below.

Section 2         Active and Terminated Vested Cable Systems International Inc.
Management Long Term Savings Plan Participants on December 31, 1999

Effective January 11, 2000, all benefits of Cable Systems International Inc. Management Long Term Savings Plan participants who:

         (a) were actively employed by the Cable Systems International Inc. on January 10, 2000; or

         (b) had terminated employment with the Cable Systems International Inc. prior to January 10, 2000 with a vested right to a benefit under the Cable Systems International Inc. Management Long Term Savings but had not yet begun to receive that benefit shall become liabilities of this Plan and shall be paid by this Plan in accordance with the terms of this Plan subject to the terms of this Addendum.

Section 3         Protection of Benefits

Each former Cable Systems International Inc. Management Long Term Savings Plan participant (whether or not actively employed on January 10, 2000) shall, if the Plan then terminated, receive a benefit under this Plan immediately after the merger and transfer of assets and liabilities described in this Addendum at least as great as the benefit which such participant would have been entitled to receive from the Cable Systems International Inc. Management Long Term Savings Plan immediately before the merger, if the Cable Systems International Inc. Management Long Term Savings Plan had then terminated.

Section 4         Benefit Provisions

Effective January 1, 2000, the management employees at Belden Communications Company are treated as specified in the Plan except as noted below.

1. Article III, Section 1: Management employees of Belden Communications Company on January 1, 2000 shall be eligible to participate in the Plan effective January 1, 2000.

2. Account balances prior to January 11, 2000 will be subject to the rules under the prior plan until the transfer of assets and liabilities occurs on January 11, 2000.

3. Article XIII, Section 5: Other In Service Withdrawals A Participant may withdraw from the Participant's Rollover Contributions Account and the Participant's Employee After-Tax Contribution Account once every six months.

               BELDEN WIRE & CABLE COMPANY RETIREMENT SAVINGS PLAN

                                   Appendix A

                       Items Excluded from "Compensation"

                                Accrued Vacation
                                  Aircraft Use
                                  Assigned Sale
                                   Auto Income
                                  Car Allowance
                             Education Reimbursement
                                Employee Referral
                                   Excess Life
                             Foreign Service Premium
                                  Loss on Sale
                                Mortgage Interest
                                 Moving Expense
                                  Patent Bonus
                                Restricted Stock
                         Restricted Stock Distributions
                                 Separation Pay
                                  Severance Pay
                                Tax Equalization
                               Transfer Allowance

                             FIRST AMENDMENT TO THE
                           BELDEN WIRE & CABLE COMPANY
                             RETIREMENT SAVINGS PLAN

WHEREAS, Belden Wire & Cable Company (hereinafter referred to as the "Employer") established the Belden Wire & Cable Company Retirement Savings Plan (hereinafter referred to as the "Plan") restated as of January 1, 2001 for the benefit of certain employees of the Employer;

WHEREAS, Section 1 of Article XVIII of the Plan in effect prior to this amendment provides that the Employer may amend the Plan at any time;

WHEREAS, the Employer deems it desirable to make certain revisions to the Plan;

WHEREAS, the Employer has authorized and directed the merger of the Savings and Investment Plan for Employees of Independent Cable, Inc. effective December 31, 2001;

NOW, THEREFORE, the Plan is amended hereinafter set forth, effective December 31, 2001, unless otherwise stated therein.

1.       The Plan is hereby amended by the addition of the Addendum following:

                          "BELDEN WIRE & CABLE COMPANY
                             RETIREMENT SAVINGS PLAN

                           FOR THE PARTICIPANTS OF THE
      SAVINGS AND INVESTMENT PLAN FOR EMPLOYEES OF INDEPENDENT CABLE, INC.

         Section 1         Merger

         Effective December 31, 2001, the Savings and Investment Plan for Employees of Independent Cable, Inc. was merged into this Plan. The transfer of the Savings and Investment Plan for Employees of Independent Cable, Inc. assets and liabilities to this Plan and the trust fund hereunder is expected to occur on or about April 1, 2002. As a result of that merger, the benefits of all participants of the Belden Wire & Cable Company Savings Plan shall be paid by this Plan, subject to the terms of this Addendum. Such participants of the Savings and Investment Plan for Employees of Independent Cable, Inc. shall accordingly become Participants of this Plan as of December 31, 2001, and shall be covered by the terms of this Plan subject to the terms of this Addendum as to the provisions enumerated below.

         Section 2 Terminated Vested Savings and Investment Plan for Employees of Independent Cable, Inc. Participants on December 31, 2001. (There were no active employees in the Savings and Investment Plan for Employees of Independent Cable, Inc. on or after December 31, 2001.)

         Effective April 1, 2002 all benefits of the Savings and Investment Plan for Employees of Independent Cable, Inc. participants who had terminated employment with Independent Cable, Inc. prior to March 31, 2002 with a vested right to a benefit under the Savings and Investment Plan for Employees of Independent Cable, Inc. but had not yet begun to receive that benefit shall become liabilities of this Plan and shall be paid by this Plan in accordance with the terms of this Plan including this Addendum.

         Section 3         Protection of Benefits

         Effective December 31, 2001, the former participants in the Savings and Investment Plan for Employees of Independent Cable, Inc. are treated as specified in the Plan except as noted below.

         1. Article XIV, Section 3(C)): Prior to the later OF JANUARY 1, 2002 or ninety days after January 10, 2002 (the date the affected Participants were mailed a Summary of Material Modification that reflects the elimination of this payment option), upon termination of employment with the Employer, a Participant may receive the value of the Savings and Investment Plan for Employees of Independent Cable, Inc. Account(s) in a single life annuity or as a joint & survivor annuity as provided under the Savings and Investment Plan for Employees of Independent Cable, Inc. by transferring the value of his Savings and Investment Plan for Employees of Independent Cable, Inc. Accounts to the Belden Wire & Cable Company Salaried Employees' Retirement Plan and receive the annuity from that plan. A Participant can only transfer the value of the Savings and Investment Plan for Employees of Independent Cable, Inc. Accounts if the vested value of all Account(s) under this Plan exceeds $5,000.

         2. Article XIV, Section 4(B): Separate Accounts shall be maintained with respect to benefits that will be transferred from the Savings and Investment Plan for Employees of Independent Cable, Inc. to the Plan April 1, 2002, the Account balance transferred shall be the Participant's Account balance as of March 31, 2002. Each Participant shall be 100% vested in all monies transferred in this transfer from the Savings and Investment Plan for Employees of Independent Cable, Inc."

IN WITNESS WHEREOF, Belden Wire & Cable Company, by its duly authorized officer, executes this amendment on the 31st day of December, 2001.

                                                     BELDEN WIRE & CABLE COMPANY

Attest:  /s/Eivind J. Kolemainen                     By /s/Cathy O. Staples
         ---------------------------                    ------------------------

                                                     Its Vice President

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                             SECOND AMENDMENT TO THE
                           BELDEN WIRE & CABLE COMPANY
                             RETIREMENT SAVINGS PLAN

WHEREAS, Belden Wire & Cable Company (hereinafter referred to as the "Employer") established the Belden Wire & Cable Company Retirement Savings Plan (hereinafter referred to as the "Plan") restated as of January 1, 2001 for the benefit of certain employees of the Employer;

WHEREAS, Section 1 of Article XVIII of the Plan provides that the Employer may amend the Plan at any time;

WHEREAS, the Employer deems it desirable to make certain revisions to the Plan;

WHEREAS, the Plan must be amended to conform to the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) and other legislative changes. This Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder;

NOW, THEREFORE, the Plan is amended hereinafter set forth, effective January 1, 2002, unless otherwise stated therein.

1. Article I is amended to add the following definition between definitions 9 and 10:

         "9A. "CATCH-UP CONTRIBUTIONS" shall mean Elective Deferrals in excess of the legal limits, plan limits, and ADP test limit that would otherwise apply. All Catch-Up Contributions for a Participant are subject to the dollar limit in Article VI, Section 1(B).

         Notwithstanding any other Plan provision to the contrary, a Participant's Catch-Up Contributions shall be ignored when computing the ADP Test, the ACP Test, and the Code Section 415 limit on Article IX, Section 1. In addition, Catch-Up Contributions are ignored when determining whether the Plan is Top-Heavy under Article XIX but only with respect to the Plan Year in which Catch-Up Contributions are made.

2. Article I is amended to delete definition 11 and replace it with the following:

         "11. "COMPENSATION" shall mean, except for those portions of the Plan where a different definition expressly applies, gross earnings minus those items listed in Appendix A. It shall also exclude severance pay effective January 1, 1997 and Paid Time Off (PTO) and any other Compensation paid to a terminated Participant after the Participant's

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         last regular paycheck effective January 1, 2002.

         Effective for Plan Years beginning after December 31, 1988, this Plan shall not take into consideration a Participant's Compensation to the extent it exceeds the Compensation Limit. However, for the sole purpose of computing Elective Deferrals, Employee After-Tax Contributions, and Employer Matching Contributions that are based on an Employee's percentage of Compensation election, the Compensation Limit shall be ignored provided the Employee does not receive a higher allocation of any type of contribution than the Employee could have elected under the Plan when one includes the Compensation Limit.

         Effective for Plan Years beginning before January 1, 1997, if an employee is a Family Member of a 5% owner or a Family Member of a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the highest compensation during the Plan Year, the Compensation Limit applies to a Participant and the Participant's Family Members employed by the Employer. If the Compensation Limit is exceeded for a Participant and one or more Family Members, the Compensation Limit is prorated among the affected individuals' Compensation as determined under this Section prior to the application of the Compensation Limit."

3. Article I is amended to add the following definition between definitions 11 and 12:

         "11A. "COMPENSATION LIMIT" shall mean effective for Plan Years beginning after December 31, 2001, $200,000 As Adjusted, for Plan Years beginning after December 31, 1993 but on or before December 31, 2001, $150,000 As Adjusted, and for Plan Years beginning after December 31, 1988, but on or before December 31, 1993, $200,000 As Adjusted."

4. Article I is amended to add the following definitions between definitions 15 and 16:

         "15A. "ELIGIBLE RETIREMENT PLAN" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b) (other than an endowment contract), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) if it is a defined contribution plan. For distributions after December 31, 2001, it shall also include an eligible deferred compensation plan described in Code
         Section 457(b) which is maintained by an eligible employer described in Code Section 457(e)(1)(A) and an annuity contract described in Code
         Section 403(b). Effective January 1, 2006, if any portion of an Eligible Rollover Distribution is attributable to distributions from a designated Roth account (as defined in Code Section 402A), an Eligible Retirement Plan with respect to such portion shall include only another designated Roth account and a Roth IRA."

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         15B.  "ELIGIBLE ROLLOVER DISTRIBUTION" shall mean any distribution except any of the following:

                  (i) Any distribution that is one of a series of substantially equal periodic payments made not less frequently than annually over the Participant's life or life expectancy or the Participant's and Beneficiary's joint lives or life expectancies or a specified period ten years or more;

                  (ii) A distribution required by Code Section 401(a)(9) (regarding minimum required distributions to participants age 70-1/2 or older);

                  (iii) Effective as of a date selected by the Trustee, no later than October 1, 1999 but no earlier than January 1, 1998, distributions of Elective Deferrals on account of hardship; and effective January 1, 2002, any distributions permitted under the Plan on account of hardship;

                  (iv) Effective on or before December 31, 2001, the portion of a distribution that is not includible in the recipient's gross income; and effective after December 31, 2001, the portion of a distribution that is not includible in the recipient's gross income if that portion is transferred to an IRA or transferred to an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) and that plan or trust does not agree to account separately for the amount transferred to it including separately accounting for the after-tax portion from the pre-tax portion;

                  (v) Corrective refunds of Elective Deferrals in excess of the Code Section 415(c) limits, Excess Elective Deferrals, Excess Contributions, or Excess Aggregate Contributions;

                  (vi) Loans that are treated as taxable distributions pursuant to Code Section 72(p);

                  (vii) Dividends paid on employer securities as described in Code Section 404(k);

                  (viii)   P.S. 58 costs of any life insurance held by the Plan;
                           and

                  (ix) Any similar items designated in IRS revenue rulings, notices or other guidance.

         Effective after December 31, 2001, any distribution attributable to an employee but paid to an employee's spouse after the employee's death shall be an Eligible Rollover Distribution if it otherwise would have been an Eligible Rollover Distribution if it had been paid to the employee. On or before December 31, 2001, such a distribution was an Eligible Rollover Distribution only if rolled over to an IRA.

         This definition is not intended to enlarge the forms of benefit payment that are available from this Plan."

         5. Article 1, is amended to delete definition 38 and replace it with the following:

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         "38. "Permanent and Total Disability" A Participant in the Plan shall be considered to be permanently and totally disabled if he has been approved for long term disability benefits under a Belden Inc. sponsored long term disability plan or if he has been approved for Social Security disability benefits by the U.S. Social Security Administration.

         Prior to January 1, 2002, but on or after January 1, 1999, "Permanent and Total Disability" shall mean the incapacity of a Participant as defined in the Belden Wire & Cable Company Pension Plan. A Participant in the Plan shall be considered to be permanently and totally disabled if he has been approved for long term disability benefits under the Belden Wire & Cable Company Pension Plan or if he has been approved for Social Security disability benefits by the U.S. Social Security Administration.

         Prior to January 1, 1999, "Permanent and Total Disability" shall mean the incapacity of a Participant while an Employee, other than by reason of the Participant's military service or engaging in a felonious act, because of any medically demonstrable physical or mental condition either (a) to the extent that he is unable to engage in any substantial employment or occupation which might reasonably be considered within his capabilities other than such employment as is found to be for the purpose of rehabilitation or (b) to the extent that his continuing to engage in any such employment would in competent medical opinion endanger his life. Any such total disability shall be deemed to be permanent for the purposes of this Plan if in competent medical opinion it still exists upon the cessation of accident and sickness or salary continuation benefits and it may be expected to continue for the remainder of such Participant's life. A disability shall be considered as having been incurred by reason of military service if it shall have been directly incurred in, and due solely to, military service of such Participant and if the Participant receives a pension therefore from a government or governmental agency."

6.   Article V, Section 2 is deleted and replaced with the following:

         "Section 2        Amount of Elective Deferrals

         Each Participant, by entering into a salary reduction agreement pursuant to Section 1 of this Article, shall request that the Participant's Elective Deferral be made to the Trust Fund through payroll deductions. The amount shall be in whole percentages of not less than 1%, but not more than a maximum percentage of the Participant's Compensation. Unless determined otherwise by the Company, the maximum percentage shall be 50% effective January 1, 2002, 15% effective before January 1, 2002 but on or after January 1, 1999 and 6% effective before January 1, 1999. The Company may at any time reduce the

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         maximum percentage allowed for Highly Compensated Participants. The
         Employer retains discretion to change the amount or percentage of Elective Deferrals accepted by the Plan on a non-discriminatory basis.

         Effective for a Participant's taxable year beginning after December 31, 2001, if a Participant who would have attained age 50 no later than the last day of the Participant's taxable year wishes to defer more than the amount otherwise permitted under this Section for the entire Plan Year, the Participant shall be permitted to defer Catch-Up Contributions in accordance with procedures established by the Employer."

7.   Article VI, Section 1 is deleted and replaced with the following:

         "Section 1        Maximum Amount of Elective Deferrals

         (A)  General Limit

         No Participant shall be permitted to have Elective Deferrals made under this Plan in excess of

                  (i) For a Participant's taxable year beginning on or before December 31, 2001, $7,000 As Adjusted;

                  (ii) For a Participant's taxable year beginning during 2002, $11,000;

                  (iii) For a Participant's taxable year beginning during 2003, $12,000;

                  (iv) For a Participant's taxable year beginning during 2004, $13,000;

                  (v) For a Participant's taxable year beginning during 2005, $14,000; and

                  (vi) For a Participant's taxable year beginning after December 31, 2005, $15,000 As Adjusted.

         (B)  Higher Limit for Catch-Up Contributions

         Effective for a Participant's taxable year beginning after December 31, 2001, a Participant who would have attained age 50 no later than the last day of a Plan Year may make Catch-Up Contributions no greater than the following amount:

                  (i) For a Participant's taxable year beginning during 2002, $1,000;

                  (ii) For a Participant's taxable year beginning during 2003, $2,000;

                  (iii) For a Participant's taxable year beginning during 2004, $3,000;

                  (iv) For a Participant's taxable year beginning during 2005, $4,000; and

                  (v) For a Participant's taxable year beginning after December 31, 2005, $5,000 As Adjusted."

8.   Article VI, Section 2(A) is deleted and replaced with the following:

         "(A) If in any Participant's taxable year the amount of Elective Deferrals made by a

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         Participant exceeds the maximum amount set forth in Section 1 above, the Excess Elective Deferrals, plus income attributable to the Excess Elective Deferrals, shall be distributed no later than April 15th of the year following the Participant's taxable year in which the Excess Elective Deferrals occurred. Excess Elective Deferrals that are not distributed by the April 15 date shall remain in the Plan and be subject to the general withdrawal restrictions applicable to Elective Deferrals as specified in Article XIV. Excess Elective Deferrals distributed no later than the April 15th date, shall not be treated as Annual Additions with respect to the maximum limitations under Code
         Section 415, as described in Article IX."

9.   Article VI, Section 3(A) is deleted and replaced with the following:

         "(A) Nondiscrimination Test

         For each Plan Year the Plan must satisfy a special nondiscrimination test to be referred to as the Actual Deferral Percentage Test (ADP
         Test). However, for Plan Years beginning after December 31, 1998, unless the amount of Employer Matching Contributions is changed, the ADP Test is deemed to have been satisfied. If the amount of Employer Matching Contributions is changed for Plan Years following December 31, 1998 so that is not longer meets the safe harbor requirement, the Actual Deferral Percentage Test can be satisfied by meeting the following test.

         The Actual Deferral Percentage Test for a Plan Year shall be satisfied if one of the following two limits is met in the Plan Year.

         (i)  Primary Limitation

         The Actual Deferral Percentage for all Eligible Participants who are Highly Compensated Employees for the current Plan Year must not exceed the Actual Deferral Percentage for all Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

         (ii) Alternative Limitation

         The Actual Deferral Percentage for all Eligible Participants who are Highly Compensated Employees for the current Plan Year must not exceed the lesser of (a) the Actual Deferral Percentage for all Eligible Participants who are Nonhighly Compensated Employees multiplied by 2.0; or (b) the Actual Deferral Percentage of the Eligible Participants who are Nonhighly Compensated Employees plus 2.0 percentage points. Effective for Plan Years beginning on or before December 31, 2001, the amounts may be further limited as the Secretary of Treasury shall prescribe in order to prevent the multiple use of this alternative limitation for both the Actual Deferral Percentage Test and the Actual

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         Contribution Percentage Test, as specified in Treas. Reg. 1.401(m)-2(b)
         and Section 1(C)(vi) of Article VIII.

         Effective for Plan Years beginning after December 31, 1996, the Employer hereby elects to use the prior Plan Year's Actual Deferral Percentage for all Eligible Participants who are Nonhighly Compensated Employees. Hence, when applying the primary and alternative limitations above, the Employer will use the Actual Deferral Percentage of the Eligible Participants who are Nonhighly Compensated Employees for the prior Plan Year. This election may be changed only as permitted by the Secretary of Treasury."

10.  Article VI, Section 3(B)(ii) is deleted and replaced with the following:

         "(ii) Definition of Compensation

         Compensation shall mean total compensation paid by the Employer to an Employee during the taxable year ending with or within the Plan Year which is required to be reported as wages on the Form W-2, and may also include compensation not otherwise includible in the Employee's gross income by reason of any reductions for contributions in the form of voluntary salary reductions due to a qualified cash or deferred arrangement of the Employer or due to a cafeteria plan of the Employer maintained pursuant to Code Section 125 (including any amounts not available to a participant in cash in lieu of group health coverage because the participant is unable to certify that he or she has other health coverage even if those amounts technically are not Code Section 125 deferrals) or, effective for Plan Years beginning after December 31, 2000, due to pre-tax transportation accounts maintained pursuant to Code Section 132(f)(4). Alternatively, Compensation may mean any other definition of compensation that satisfies Code Section 414(s) and final or proposed regulations issued under that Code section. Effective for Plan Years beginning after December 31, 1988, this Plan shall not take into consideration a Participant's Compensation to the extent it exceeds the Compensation Limit.

         Instead of using Compensation for the Plan Year to calculate the ratios described in Section 3(B)(i) of this Article, the ratios may be computed for all Eligible Participants using (i) Compensation for that portion of the Plan Year in which each Employee was an Eligible Participant, (ii) Compensation for the calendar year ending within the Plan Year, or (iii) Compensation for that portion of the calendar year ending within the Plan Year in which each Employee was an Eligible Participant."

11.  Article VI, Section 3(C)(iii) is deleted and replaced with the following:

         "(iii) If this Plan is combined with one or more plans for purposes of satisfying Code Sections 401(a)(4) or 410(b) (other than the average benefit percentage test of Code Section 410(b)(2)(A)(ii)), then those plans shall also be combined for purposes of

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         computing the Actual Deferral Percentages of Eligible Participants."

12.  Article VI, Section 4(B) is deleted and replaced with the following:

         "(B) If the Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees exceeds the limitation as of the close of the applicable Plan Year, the excess Elective Deferrals or Employer Contributions, if applicable (referred to as Excess Contributions), shall be initially determined using the following "leveling" process:
         Elective Deferrals or Employer Contributions, if applicable, will be subtracted from the Highly Compensated Employee's Accounts with the highest ratio (as calculated under Section 3(B)(i) of this Article) and considered Excess Contributions until this Employee's ratio equals the next highest ratio of a Highly Compensated Employee or until the limitation is no longer exceeded. This process is repeated until the limitation is no longer exceeded.

         Effective for Plan Years beginning after December 31, 1996, the amount of the Excess Contributions is determined as if the previous paragraph applied, but the Excess Contributions are actually subtracted using the following "leveling" process: Elective Deferrals or Employer Contributions, if applicable, will be subtracted from the Highly Compensated Employee's Accounts with the greatest amount of Elective Deferrals (and any Employer Contributions used in computing the Actual Deferral Percentage) and considered Excess Contributions until this Employee's Elective Deferrals (and those Employer Contributions) amount equals the next highest Highly Compensated Employee's Elective Deferrals (and those Employer Contributions) amount or until the total amount of Excess Contributions has been subtracted from Employees' Accounts. This process is repeated until the total amount of Excess Contributions has been subtracted from Employees' Accounts.

         For Plan Years beginning before January 1, 1997, if this subsection (B) requires that Excess Contributions be subtracted from a Highly Compensated Employee's Accounts whose Actual Deferral Percentage was determined under the family aggregation rules of Section 3(C)(ii) of this Article, then the Excess Contributions shall be allocated among the Highly Compensated Employee and the Family Member(s) in proportion to the contributions of each individual that were combined to determine the Actual Deferral Percentage.

         Effective for a Participant's taxable year beginning after December 31, 2001, for a Participant who would have attained age 50 no later than the last day of a Plan Year, the Participant shall be permitted to retain as Catch-Up Contributions the Elective Deferrals that according to the other provisions of this Section would have been subtracted from the Participant's Accounts.

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         Any remaining Excess Contributions with earnings thereon shall be distributed no later than the close of the Plan Year following the Plan Year to which the Excess Contributions relate. The Employer must pay any excise tax required by Code Section 4979 on any Excess Contributions not distributed within 2-1/2 months after the close of the Plan Year to which the Excess Contributions relate."

13.  Article VII, Section 2(A) is deleted and replaced with the following:

         "(A) Employer Matching Contribution

         The Employer shall make a matching contribution to the Trust Fund for each month of an amount equal to (i) 100% of a Participant's Elective Deferrals, including Catch-up Contributions, that are attributable to the first 3% of the Participant's Compensation plus (ii) 50% of a Participant's Elective Deferrals, including Catch-up Contributions, that are not attributable to the first 3% of a Participant's Compensation but are attributable to the first 6% of the Participant's Compensation."

14.  Article VII, Section 2(B)(i) is deleted and replaced with the following:

         "(i) separation from service (effective 1/1/2002 severance from employment with the Employer), death, or disability of the Participant"

15.  Article VII, Section 3(C)(i) is deleted and replaced with the following:

         "(i) separation from service (effective 1/1/2002 severance from employment with the Employer), death, or disability of the Participant"

16. Article VIII, Section 1(A)(ii) is modified by deleting the first paragraph and replacing it with the following:

         "(ii) Alternative Limitation

          The Actual Contribution Percentage for all Eligible Participants who are Highly Compensated Employees for the Plan Year does not exceed the lesser of (a) Actual Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2.0; or (b) the Actual Contribution Percentage of the Eligible Participants who are Nonhighly Compensated Employees plus 2.0 percentage points. Effective for Plan Years beginning on or before December 31, 2001, the amounts may be further limited as the Secretary of Treasury shall prescribe in order to prevent the multiple use of this alternative limitation for both the Actual Deferral Percentage Test and the Actual Contribution Percentage Test, as specified in Treas. Reg. 1.401(m)-2(b) and Section 1(C)(vi) of this Article."

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17.  Article VIII, Section 1(B)(iv) is deleted and replaced with the following:

         "(iv) Definition of Compensation

         Compensation shall have the same meaning as in Article VI, Section 3(B)(ii)."

18.  Article VIII, Section 1(C)(iii) is deleted and replaced with the following:

        "(iii) If this Plan is combined with one or more plans for purposes of satisfying Code Sections 401(a)(4) or 410(b) (other than the average benefit percentage test of Code Section 410(b)(2)(A)(ii)), then the plans shall also be combined for purposes of computing the Contribution Percentages of Eligible Participants."

19.  Article VIII, Section 1(C)(v) is deleted and replaced with the following:

         "(v) If for Plan Years beginning on or before December 31, 2001, the Actual Deferral Percentage or the Actual Contribution Percentage for all Eligible Participants who are Highly Compensated Employees must be reduced to prevent multiple use of the alternative limitation, then the percentage shall be reduced that affects the fewest number of Highly Compensated Employees' Accounts or, in case of a tie in the number of Accounts affected, results in the lowest dollar amount being removed from Highly Compensated Employees' Accounts. The appropriate percentage shall be reduced in accordance with this Plan's other provisions without considering whether an Employee was eligible to make or receive contributions subject to both the Actual Deferral Percentage Test and the Actual Contribution Percentage Test."

20.  Article IX, Section 1(A) is deleted and replaced with the following:

         "(A) Maximum Annual Addition

         (i) The amount of Annual Additions (as defined below) which may be credited to a Participant's Accounts for any Limitation Year may not exceed the lesser of:

            (a) For Limitation Years beginning after December 31, 2001, $40,000 As Adjusted, or for Limitation Years beginning on or before December 31, 2001, $30,000 As Adjusted; or,

            (b) For Limitation Years beginning after December 31, 2001, 100% of the Participant's Compensation for the Limitation Year, or for Limitation Years beginning on or before December 31, 2001, 25% of the Participant's Compensation for the Limitation Year.

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         Compensation" for this Article only is defined as wages and all other payments of compensation reportable on Form W-2, determined without regard to any rules under Code Section 3401(a) that limit compensation based on the nature or location of the employment or the services performed.

         Effective for Limitation Years beginning after December 31, 1997, "Compensation" for this Article also includes compensation not otherwise includible in the Employee's gross income by reason of any reductions for contributions in the form of voluntary salary reductions due to a qualified cash or deferred arrangement of the Employer or due to a cafeteria plan of the Employer maintained pursuant to Code Section 125 (including any amounts not available to a participant in cash in lieu of group health coverage because the participant is unable to certify that he or she has other health coverage even if those amounts technically are not Code Section 125 deferrals). Effective for Limitation Years beginning after December 31, 2000, "Compensation" for this Article also includes compensation not otherwise includible in the Employee's gross income by reason of Code Section 132(f)(4) (regarding pre-tax transportation accounts). Alternatively, Compensation may mean any definition of compensation that satisfies Code Section 415(c)(3) and final or proposed regulations issued under that Code section.

         (ii) For purposes of the limitations of this Section 1, if contributions are made to two or more defined contribution plans, the various plans shall be considered a single defined contribution plan.

         (iii)The compensation limitation in (b) above, however, shall not apply to:

            (a) Any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an Annual Addition; or,

            (b)  Any amount otherwise treated as an Annual Addition under Code
                 Section 415(l).

         (iv) Effective for a Participant's taxable year beginning after December 31, 2001, if a Participant who would have attained age 50 no later than the last day of the Participant's taxable year wishes to defer more than the amount otherwise permitted under this Section for the entire Plan Year, the Participant shall be permitted to defer Catch-Up Contributions, in accordance with procedures established by the Benefits Committee."

21.  Article X, Section 1(A) is deleted and replaced with the following:

         "(A) A separate Participant's Elective Deferral Account credited with Elective Deferrals and net earnings, with, if necessary, a separate subaccount for Catch-Up Contributions;"

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22.  Article XII, Section 2(B) is amended by the addition of the following paragraph at the end of Section 2(B):

         "To comply with the Soldiers and Sailors Civil Relief Act of 1940 as amended, during the period beginning as soon as administratively feasible after the Benefits Committee learns that a Participant is actively in the U.S. military service and ending as soon as administratively feasible after the Benefits Committee learns that the Participant no longer is actively in the U.S. military service, the loan's interest rate may not exceed 6%.

23.  Article XII, Section 2(C) is deleted and replaced with the following:

         "The loan must be repaid with interest in level amortized payments made quarterly or on a more frequent basis. Loans, other than for the purchase of a principal residence may be amortized for a period of a minimum of 1 year, up to a maximum of 5 years in 1 month increments. The loan must be repaid within 5 years.

         If the loan is to be used for the purchase of a principal residence, the loan may be amortized for a period of a minimum of 1 year, up to a maximum of 10 years in 1 month increments. The loan must be repaid within 10 years.

         Prior to January 1, 1998 - The loan must be repaid with interest in level amortized payments made quarterly or on a more frequent basis. Loan may be amortized for 1, 2, 3, 4, or 5 years. The loan must be repaid within 5 years.

24.  Article XII, Section 2(E) is deleted and replaced with the following:

         "The outstanding loan amount will be due immediately if the Participant experiences a termination of employment with the Employer or otherwise becomes no longer eligible for a loan with the exception of:

         (i)  Participants who are laid off or disabled,

         (ii) Employees at the Clinton, Arkansas or Carmel, Indiana Facilities on April 30, 1999 whose loans shall be extended until the earlier of the distribution of their remaining Accounts or July 1, 1999.

25. Article XII, Section 3, the third paragraph is deleted and replaced with the following:

         "The Employer may require on a uniform basis each Participant applying for a loan to submit a reasonable loan application fee or administrative fee or that the Participant's Accounts be charged this fee.

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26.  Article XIII, Section 1(A) the second paragraph is deleted and replaced with the following:

         "The amount available for hardship withdrawals is all or any portion of the Participant's Elective Deferrals (but no more than the value of the Elective Deferrals Account), the Employee After-Tax Contributions Account and the Rollover Contribution Account. Participants with ICI balances may receive hardship withdrawals of amounts attributable to 401(k) contributions, matching contributions, profit sharing contributions plus earnings and rollover amounts plus earnings, as reported by the previous recordkeeper as the amount available for hardship withdrawals. Participants who participated under the AEC Retirement Savings Plan may also request a hardship withdrawal of the Participant's 401(k) balance as of December 31, 1988 plus elective deferrals made after December 31, 1988 less any withdrawals taken after December 31, 1988 and from their prior plan account balance under the AEC Retirement Savings Plan."

27.  Article XIII, Section 1(A) (v) is deleted and replaced with the following:

            "(v) Payments for funeral expenses for the participant's immediate family

            (vi)  To avoid certain bankruptcy situations.

            (vii) Other needs announced by the appropriate governmental authority in a document of general applicability to constitute immediate and heavy needs.

28.  Article XIII, Section 2 is deleted and replaced with the following section:

         "Section 2.       Other Withdrawals

         Effective on or before December 31, 2001, all of a Participant's Accounts may be distributed (i) on the disposition of substantially all of the assets of the Employer if the transferor corporation continues to maintain the Plan and the Participant continues employment with the corporation acquiring the assets, or (ii) on the disposition of a subsidiary of the Employer if the transferor corporation continues to maintain the Plan and the Participant continues employment with the subsidiary."

29.  Article XIII, Section 3 is deleted and replaced with the following section:

         "Section 3.       Post Age 59-1/2 Withdrawal

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         A Participant who is an Employee and who has attained the age of 59 1/2 may elect to withdraw all or a portion of the Participant's vested Accounts, including those amounts attributable to Employer hourly contributions, determined as of the application date. Payment will be made as soon as it is administratively feasible to process the withdrawal. Payment shall be made in a single sum. The order of the withdrawal shall be determined by the Employer.

         Prior to October 1, 1999, a Participant who is an Employee and who has attained the age of 59 1/2 may elect in writing no more than once per calendar year to withdraw all or a portion (prior to 1/1/98 minimum $500 per withdrawal) of the Participant's vested Accounts, including those amounts attributable to Employer hourly contributions, determined as of a Valuation Date following the date after making written application to the Employer (or if the application is mailed, the date of the postmark). Payment will be made after the first Valuation Date in which it is administratively feasible to process the withdrawal. Payment shall be made in a single sum. The order of the withdrawals shall be determined by the Employer.

30.  Article XIII, Section 4 is deleted and replaced with the following section:

         "Section 4.       Direct Rollovers of Withdrawals; Payment in Cash or
                           Shares

         Withdrawals, are subject to the provisions of Section 6 of Article XIV. However, effective as of October 1, 1999 withdrawals of Elective Deferrals under Section 1 of this Article; and effective January 1, 2002, any withdrawals permitted under the Plan under Section 1 of this Article are not subject to Section 6 of Article XIV. Withdrawals are also subject to the provisions of Section 1 of Article XIV."

         All distributions shall be paid in cash, including whole shares of stock from the Belden Inc. Common Stock fund unless the recipient elects to receive payment in shares of Belden Inc. Common Stock."

31.  Article XIV, Section 3 is deleted and replaced with the following section:

         "Section 3.       Death

         If a Participant dies while employed by the Employer, the Participant's Accounts shall be 100% vested. Upon the death of a Participant, the Employer shall direct the Trustee to distribute after 90 days from the date of the Participant's death the full value of the Participant's Accounts to the designated Beneficiary as indicated in Article II, except:

                  (i) if the Beneficiary is the Participant's surviving Spouse, the Spouse may elect to delay payment until the time the Participant would have been

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                       required to receive payment if the Participant had not
                       died and may then choose any form of benefit under
                       Section 5 of this Article that the Participant would have been eligible for, or could have delayed payment to be eligible for had the Participant not died, and

                  (ii) if the vested value of the benefit is not more than
                       $3,500 ($5,000 effective January 1, 1998), such benefit shall be distributed in a lump sum payment without the consent of the Beneficiary. If the Beneficiary is the spouse of the Participant, the direct rollover election as provided in Section 6 of this Article is required.

         For purposes of this Subsection (3)(ii) only, the Participant's vested Account balances shall be considered as exceeding $3,500 (or $5,000) if it exceeded $3,500 (or $5,000) at the time of any prior distribution. Effective March 22, 1999, this paragraph does not apply to lump sum distributions or the first payment of any other forms of payment. Effective October 17, 2000, this paragraph does not apply to any distributions.

         If a Participant dies after the Participant's employment is terminated, but while any balance remains in the Participant's Accounts, the balance shall be payable in accordance with this Section 3, but no additional amount shall become vested."

32. Article XIV, Section 4(A) is amended by the addition of the following paragraph at the end of the Section:

         "Effective after December 31, 2001, a Participant of the Cord Division located at the Clinton, Arkansas and Carmel, Indiana facilities who continues employment with the division shall be a terminated employee of the Employer for purposes of this Plan."

33.  Article XIV, Section 4(E) is deleted and replaced with the following:

         "(E) Cash-Out

         If a Participant's vested Account balances upon termination of employment for any reason other than death or termination of the Plan is not more than $3,500 (or effective January 1, 1998, $5,000), the Benefits Committee must direct the Trustee to distribute the vested Accounts in accordance with Subsection (C) of this Section. If the balance is zero, the distribution of the vested Accounts is deemed to occur. The Participant's consent or election is not required for this "cash-out" distribution except that the opportunity to make a direct rollover election as provided in Section 6 of this Article is required and if the vested Account balances then exceeds $3,500 (or $5,000) as of the date of the distribution, then the Participant's consent is required.

         For the purpose of this Subsection (E) only, the Participant's vested Account balances

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         shall be considered as exceeding $3,500 (or $5,000) if it exceeded
         $3,500 (or $5,000) at the time of any prior distribution. Effective March 22, 1999, this paragraph does not apply to lump sum distributions or the first payment of any other forms of payment. Effective October 17, 2000, this paragraph does not apply to any distributions.

         Effective for Eligible Rollover Distributions made on or after the effective date of final Department of Labor regulations regarding this provision, if a distribution is made without the Participant's consent under this Subsection (E) and the Participant does not affirmatively elect to receive the distribution in the form of cash or a direct rollover or a combination of the two forms, then the distribution shall be transferred to an individual retirement account designated by the Benefits Committee and the distributee shall be notified in writing that the distributee may transfer the assets to another individual retirement account."

34. Article XIV, Section 4 is amended by adding the following subsection (I) at the end of the section:

         "(I) Termination of Employment

         The phrase "termination of employment" as used in this Article shall be interpreted to refer to a "separation from service" for distributions on or before December 31, 2001 and a "severance from employment" for distributions after December 31, 2001 as those phrases are used in Code
         Section 401(k)(2)(B)(i)(I). Related phrases, for example "terminated Participant" and "terminates employment," shall be similarly interpreted."

35.  Article XIV, Section 5(c) is deleted and replaced with the following:

         "(C) Lump Sum Only for Mandatory Cash-Outs

         If the vested portion of the Participant's Account(s) is as described under Section 4(E), Cash-Out, such Account(s) shall be distributed in a lump sum payment without the consent of the Participant, except the direct rollover election as provided in Section 6 of this Article is required."

36.  Article XIV, Section 6 is deleted and replaced with the following:

         "Section 6.       Direct Rollovers of Distributions

         Prior to making any Eligible Rollover Distribution from this Plan, the Benefits Committee shall provide notice to the individual about to receive the distribution of the right to elect a direct rollover and certain other tax information. The content and timing of this notice shall comply with Code Section 402(f) and regulations. The Benefits

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         Committee may also provide a form or other mechanism for the individual to elect whether to have all or part of the distribution paid directly to an Eligible Retirement Plan and to specify the plan to which the distribution is to be paid. If the individual so elects, the Benefits Committee shall cause the distribution (or the portion designated by the individual) to be made in the form of a direct rollover transferred to the trustee (or IRA custodian or annuity contract issuer) of the specified Eligible Retirement Plan.

         For distributions after December 31, 2001, an Eligible Rollover Distribution may include Employee After-Tax Contributions. A direct rollover of such a distribution may be made to an individual retirement account described in Code Section 408(a) or a qualified trust described in Code Section 401(a) if it is a defined contribution plan, not to other types of Eligible Retirement Plans. If a Participant makes a direct rollover of only a portion of his or her Eligible Rollover Distribution, the portion that is rolled over consists first of pre-tax amounts.

         The Benefits Committee may determine rules for processing direct rollovers as long as they comply with Code Section 401(a)(31) and regulations and they are applied on a consistent basis. In particular, the Benefits Committee may determine the reasonable means of direct payment, reasonable election procedures, whether to process direct rollovers of distributions of $200 or less, and whether to allow an individual to make a direct rollover of less than $500 of only a portion of the distribution.

         This Section is effective for distributions made on or after January 1, 1993."

37. Article XVII, Section 2 is amended by adding Subsection (K) at the end of the Section:

         "(K) To determine when Participants must be notified of any temporary suspension, limitation, or restriction of their ability to execute various transactions under this plan (including any notices required by ERISA Section 101(i)) and to determine the content and method of distribution of the notices."

38. Article XVII, Section 3, the third paragraph is deleted and replaced with the following:

         "The Employer or the Committee may specify (and modify) the deadlines for submitting various types of requests, provided that the administrative deadlines are uniformly enforced. The Employer or the Committee may refuse to accept Participants' loan requests, withdrawal requests, elections to change the percentage of Elective Deferrals or Employee After-Tax Contributions, investment elections, or requests to reallocate existing Account balances during any period in which it is not administratively feasible to complete those transactions due to administrative changes in the plan's procedures provided that this refusal is uniformly enforced, provided that any required notices to Participants be distributed as required by law."

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39.  Article XIX, Section 1, definitions 3, 4, 5, and 6 are deleted and replaced with the following:

         "3. "KEY EMPLOYEE" shall mean any employee or former employee of an Affiliated Employer (and the beneficiary of any deceased employee) who at any time during the Plan Year (or for Plan Years beginning on or before December 31, 2001, the preceding 4 Plan Years) (construed to be the determination period) was: (i) an officer of an Affiliated Employer who had annual Compensation for a Plan Year beginning after December 31, 2001, greater than $130,000 As Adjusted or for a Plan Year beginning on or before December 31, 2001, greater than 50% of the maximum dollar limitation under Code Section 415(b)(1)(A) as in effect for the calendar year in which the Determination Date falls; (ii) for Plan Years beginning on or before December 31, 2001, an owner (or considered an owner under Code Section 318) of one of the ten largest interests in an Affiliated Employer if the employee's annual Compensation equals or exceeds the maximum dollar limitation under Code
         Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls); (iii) a 5% owner of an Affiliated Employer, or (iv) a 1% owner of an Affiliated Employer who has a Compensation from an Affiliated Employer of more than $150,000. For purposes of this definition, "Compensation" shall have the definition specified in
         Article IX, Section 1. Any questions regarding the determination of who is a Key Employee shall be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

         4. The Plan is "TOP-HEAVY" for any Plan Year if the Top-Heavy Ratio for the Aggregation Group exceeds 60%. However, effective for Plan Years beginning after December 31, 2001, if the Plan is the only plan in its Aggregation Group and consists solely of a cash or deferred arrangement that meets the safe harbor requirements of Code Section 401(k)(12) and matching contributions that meet the safe harbor requirements of Code
         Section 401(m)(11), then the Plan is not Top-Heavy regardless of the Plan's Top-Heavy Ratio.

         5. "TOP-HEAVY RATIO" for the Aggregation Group shall mean a fraction, the numerator of which is the sum of the present values of the accrued benefits under the defined benefit plan(s) maintained by an Affiliated Employer and the sum of the Account balances under the defined contribution plan(s) maintained by an Affiliated Employer (including any Simplified Employee Pension Plan) for all Key Employees as of the Determination Date (including any part of any accrued benefits or Account balances distributed in the 5 year period ending on the Determination Date), and the denominator of which is the sum of all accrued benefits or Account balances (including any part of any accrued benefit or Account balance distributed in the 5 year period ending on the Determination Date) of all employees as of the Determination Date. The accrued benefit or Account balance of any employee who has not performed any Hours of Service with an Affiliated Employer at any time during the 5 year period ending on the Determination

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         Date shall not be taken into account in the determination of the fraction. For Plan Years beginning after December 31, 2001, the other portions of this definition shall be applied substituting "1 year period" for "5 year period" only for distributions made because of Termination of Employment, death, or disability.

         (A) The present value of accrued benefits will be determined as of the most recent actuarial valuation, or anniversary date thereof, that falls within the 12 month period ending on the Determination Date.

         (B) For purposes of establishing present value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest on the basis of the UP 1984 Mortality Table and an assumed compound rate of interest of 5%.

         (C) The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder.

         (D) If the Aggregation Group includes more than just this Plan, the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

         (E) Solely for the purpose of determining if this Plan is Top-Heavy, the accrued benefit of an employee other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all plans maintained by an Affiliated Employer, or (2) if there is no such method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

40.  Article XIX, Section 2 is deleted and replaced with the following:

         "Section 2        Minimum Benefit Requirement

                  For any Plan Year in which the Plan is Top-Heavy, each Participant or eligible Employee who is not a Key Employee and who has not separated from service by the end of the Plan Year shall accrue a minimum benefit which is the lesser of: (i) 3% of the person's Compensation; or, (ii) the largest percentage of Employer Contributions and Elective Deferrals expressed as a percentage of Compensation allocated on behalf of any Key Employee for that Plan Year. For the purpose of accruing a minimum benefit for an Employee who is not a Key Employee, Elective Deferrals, Employee After-Tax Contributions, and for Plan Years beginning on or before December 31, 2001, Employer Matching Contributions are not considered. If a Participant who is not a Key Employee is also covered under a defined benefit plan of the Employer which is also Top-Heavy, the

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         Participant shall be entitled to, instead of the benefit stated above, the minimum benefit payable under the defined benefit plan for the Plan Year. For purposes of this Section, "Compensation" shall have the definition specified in Article IX, Section 1, except that it shall not take into consideration a Participant's Compensation to the extent it exceeds the Compensation Limit."

41. Appendix A, the following shall be deleted from the Items Excluded from "Compensation":

                                 "Aircraft Use"

IN WITNESS WHEREOF, Belden Wire & Cable Company, by its duly authorized officer, executes this amendment on the 31st day of December, 2002.

                                                     BELDEN WIRE & CABLE COMPANY

                                                     By:  /s/Cathy O. Staples
                                                          ----------------------
                                                             Cathy O. Staples

                                                     Its: Vice President

Attest: /s/Eivind J. Kolemainen
        ---------------------------
           Eivind J. Kolemainen

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